                                         RESIDENTIAL FUNDING COMPANY, LLC,
                                                as Master Servicer

                                             HOME LOAN TRUST 2007-HI1,
                                                     as Issuer

                                                        and

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                               as Indenture Trustee

                                              ______________________

                                                SERVICING AGREEMENT
                                            Dated as of March 30, 2007

                                              ______________________

                                                    Home Loans

                                                 TABLE OF CONTENTS

         Section 3.14.         Information Required by the Internal Revenue Service and Reports of

         Section 6.02.         Merger or Consolidation of, or Assumption of the Obligations of, the

         Section 6.06.         Master Servicer to Pay Indenture Trustee's and Owner Trustee's Fees and

         Section 8.08.         Termination Upon Purchase by the Master Servicer or Liquidation of All

Exhibit A.........Home Loans Schedule
Exhibit B.........Power of Attorney
Exhibit C.........Form of Request for Release
Exhibit D.........Form of Form 10-K Certificate
Exhibit E.........Form of Back-Up Certificate to Form 10-K Certificate
Exhibit F.........Servicing Criteria to be Addressed in Assessment of Compliance

         This is a Servicing Agreement,  dated as of March 30, 2007 (the "Servicing Agreement"),  among Residential
Funding  Company,  LLC (the  "Master  Servicer"),  the Home Loan Trust  2007-HI1  (the  "Issuer")  and LaSalle Bank
National Association (the "Indenture Trustee").

                                          W I T N E S S E T H   T H A T:

         WHEREAS,  pursuant to the terms of the Home Loan Purchase Agreement,  Residential Funding Company, LLC (in
its  capacity as Seller)  will sell to the  Depositor  the Home Loans  together  with the Related  Documents on the
Closing Date;

         WHEREAS,  the  Depositor  will sell the Home  Loans  and all of its  rights  under the Home Loan  Purchase
Agreement to the Issuer, together with the Related Documents on the Closing Date;

         WHEREAS,  pursuant to the terms of the Trust  Agreement,  the Issuer will issue and  transfer to or at the direction of the Depositor, the Certificates;

         WHEREAS,  pursuant  to the  terms of the  Indenture,  the  Issuer  will  issue and  transfer  to or at the direction of the Depositor, the Notes; and

         WHEREAS,  pursuant to the terms of this  Servicing  Agreement,  the Master  Servicer will service the Home
Loans directly or through one or more Subservicers;

         NOW,  THEREFORE,  in consideration of the mutual covenants herein  contained,  the parties hereto agree as follows:

ARTICLE I

                                                    DEFINITIONS

Section 1.01      Definitions.  For all  purposes of this  Servicing  Agreement,  except as  otherwise  expressly provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined herein shall have the meanings  assigned to such terms in the  Definitions  contained in Appendix A to the Indenture dated March
30, 2007 (the "Indenture"),  between Home Loan Trust 2007-HI1, as issuer and LaSalle Bank National Association,  as indenture  trustee,  which is incorporated by reference herein.  All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02      Other  Definitional  Provisions.  (a) All terms defined in this Servicing  Agreement shall have the defined  meanings  when used in any  certificate  or other  document made or delivered  pursuant  hereto unless otherwise defined therein.

(b)      As used in this Servicing  Agreement and in any  certificate or other document made or delivered  pursuant hereto or thereto,  accounting  terms not defined in this Servicing  Agreement or in any such  certificate or other document,  and  accounting  terms partly defined in this  Servicing  Agreement or in any such  certificate or other document,  to the extent not defined,  shall have the respective  meanings given to them under  generally  accepted accounting  principles.  To the extent that the definitions of accounting  terms in this Servicing  Agreement or in any such  certificate or other document are inconsistent  with the meanings of such terms under generally  accepted accounting  principles,  the definitions  contained in this Servicing Agreement or in any such certificate or other document shall control.

(c)      The  words  "hereof,"  "herein,"  "hereunder"  and words of  similar  import  when used in this  Servicing
Agreement  shall  refer  to this  Servicing  Agreement  as a  whole  and not to any  particular  provision  of this
Servicing  Agreement;  Section and Exhibit  references  contained in this  Servicing  Agreement  are  references to
Sections and Exhibits in or to this  Servicing  Agreement  unless  otherwise  specified;  and the term  "including"
shall mean "including without limitation".

(d)      The  definitions  contained in this  Servicing  Agreement  are  applicable  to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

(e)      Any  agreement,  instrument or statute  defined or referred to herein or in any  instrument or certificate delivered  in  connection  herewith  means such  agreement,  instrument  or  statute as from time to time  amended, modified or  supplemented  and includes (in the case of agreements or  instruments)  references to all  attachments thereto and  instruments  incorporated  therein;  references to a Person are also to its permitted  successors  and assigns.

Section 1.03      Interest  Calculations.  All  calculations  of interest  hereunder  that are made in respect of the Loan Balance of a Home Loan shall be made in accordance  with the Mortgage Note. All  calculations  of interest on the  Securities  (other  than the  Class  A-1  Notes)  shall be made on the  basis of a 30-day  month and a year assumed to consist of 360 days.  Calculation  of  interest on the Class A-1 Notes shall be made on the basis of the actual number of days in the  applicable  Interest  Accrual  Period and a year assumed to consist of 360 days.  The calculation  of the  Servicing  Fee shall be made on the basis of a 30-day  month and a year  assumed to consist of
360 days.  All dollar  amounts  calculated  hereunder  shall be rounded to the nearest  penny with  one-half of one penny being rounded up.

Section 1.04     Determination  of Note Rates.  On the second LIBOR  Business Day  immediately  preceding (i) the
Closing Date, in the case of the first Interest Period and (ii) the first day of each succeeding  Interest  Period, the Master  Servicer  shall  determine  the Note Rate for such  Interest  Period and shall  inform the Issuer,  the
Indenture Trustee and the Depositor at their respective facsimile numbers given to the Master Servicer in writing.

ARTICLE II

                                          REPRESENTATIONS AND WARRANTIES

Section 2.01      Representations  and Warranties  Regarding the Master Servicer.  The Master Servicer represents and  warrants to the Issuer and for the benefit of the  Indenture  Trustee,  as pledgee of the Home Loans,  and the
Credit Enhancer, as of the Cut-off Date:

(i)      The Master Servicer is a limited liability  company duly organized,  validly existing and in good standing under the laws  governing  its creation and  existence  and is or will be in  compliance  with the laws of each  state  in  which  any  Mortgaged  Property  is  located  to  the  extent  necessary  to  ensure  the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)     The Master  Servicer has the power and  authority  to make,  execute,  deliver and perform this  Servicing
         Agreement and all of the  transactions  contemplated  under this  Servicing  Agreement,  and has taken all necessary action to authorize the execution,  delivery and performance of this Servicing  Agreement.  When executed and delivered,  this Servicing  Agreement will constitute the legal, valid and binding obligation of the Master Servicer  enforceable in accordance with its terms,  except as enforcement of such terms may be limited by  bankruptcy,  insolvency or similar laws  affecting  the  enforcement  of creditors'  rights generally and by the availability of equitable remedies;

(iii)    The Master  Servicer is not required to obtain the consent of any other  Person or any  consent,  license, approval or authorization  from, or registration or declaration with, any governmental  authority,  bureau or agency in connection with the execution,  delivery,  performance,  validity or  enforceability  of this
         Servicing  Agreement,  except for such consent,  license,  approval or  authorization,  or registration or declaration, as shall have been obtained or filed, as the case may be;

(iv)     The  execution  and  delivery  of  this  Servicing  Agreement  and  the  performance  of the  transactions contemplated  hereby by the  Master  Servicer  will not  violate  any  provision  of any  existing  law or regulation or any order or decree of any court  applicable to the Master  Servicer or any provision of the certificate of formation or limited liability  company  agreement of the Master Servicer,  or constitute a material  breach of any mortgage,  indenture,  contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound;

(v)      No  litigation  or  administrative  proceeding of or before any court,  tribunal or  governmental  body is currently pending, or to the knowledge of the Master Servicer  threatened,  against the Master Servicer or any of its properties or with respect to this Servicing  Agreement or the Securities  which in the opinion of the Master  Servicer has a reasonable  likelihood  of  resulting  in a material  adverse  effect on the transactions contemplated by this Servicing Agreement; and

(vi)     The Master  Servicer is a member of MERS in good standing,  and will comply in all material  respects with the rules and  procedures of MERS in connection  with the servicing of the Home Loans that are  registered with MERS.

         The  foregoing  representations  and  warranties  shall  survive any  termination  of the Master  Servicer hereunder.

Section 2.02.       Representations  and  Warranties of the Issuer.  The Issuer hereby  represents  and warrants to the Master  Servicer and for the benefit of the  Indenture  Trustee,  as pledgee of the Home Loans,  and the Credit
Enhancer, as of the Cut-off Date:

(i)      The Issuer is a statutory  trust duly formed and in good standing  under the laws of the State of Delaware and has full power,  authority  and legal right to execute and deliver  this  Servicing  Agreement  and to perform its obligations  under this Servicing  Agreement,  and has taken all necessary action to authorize the execution, delivery and performance by it of this Servicing Agreement; and

(ii)     The execution and delivery by the Issuer of this  Servicing  Agreement and the  performance  by the Issuer of its  obligations  under  this  Servicing  Agreement  will  not  violate  any  provision  of any  law or regulation  governing  the Issuer or any order,  writ,  judgment  or decree of any  court,  arbitrator  or governmental  authority  or  agency  applicable  to the  Issuer  or any of  its  assets.  Such  execution, delivery,  authentication and performance will not require the authorization,  consent or approval of, the giving of notice to, the filing or  registration  with, or the taking of any other action with respect to, any  governmental  authority or agency  regulating the  activities of statutory  trusts.  Such  execution, delivery,  authentication  and performance  will not conflict with, or result in a breach or violation of, any mortgage, deed of trust, lease or other agreement or instrument to which the Issuer is bound.

Section 2.03.     Enforcement of Representations  and Warranties.  The Master Servicer,  on behalf of the Indenture
Trustee,  as pledgee of the Home Loans,  and subject to the direction of the Issuer or the Credit  Enhancer,  shall enforce the  representations  and warranties of the Seller pursuant to the Home Loan Purchase  Agreement.  Upon the discovery by the Seller,  the  Depositor,  the Master  Servicer,  the  Indenture  Trustee,  the Issuer,  the Credit
Enhancer or any Custodian of a breach of any of the  representations  and warranties made in the Home Loan Purchase
Agreement or of the existence of a Repurchase  Event,  in respect of any Home Loan which  materially  and adversely affects  the  interests  of the  Securityholders  or the Credit  Enhancer,  the party  discovering  such  breach or existence  shall give prompt  written notice to the other parties.  The Master  Servicer shall promptly  notify the
Seller of such breach or existence  and request that,  pursuant to the terms of the Home Loan  Purchase  Agreement, the Seller either (i) cure such breach or Repurchase  Event in all material  respects  within 45 days (with respect to a breach of the representations  and warranties  contained in Section 3.1(a) of the Home Loan Purchase Agreement
or  Repurchase  Event) or 90 days (with  respect to a breach of the  representations  and  warranties  contained in
Section  3.1(b) of the Home Loan  Purchase  Agreement)  from the date the Seller  was  notified  of such  breach or
Repurchase  Event or (ii)  purchase  such  Home Loan from the  Issuer at the price and in the  manner  set forth in
Section  3.1(c) of the Home Loan Purchase  Agreement;  provided that the Seller shall,  subject to compliance  with all the  conditions  set forth in the Home Loan  Purchase  Agreement,  have the option to  substitute  an  Eligible
Substitute  Loan or Loans for such Home  Loan.  In the  event  that the  Seller  elects to  substitute  one or more
Eligible  Substitute  Loans  pursuant  to Section  3.1(c) of the Home Loan  Purchase  Agreement,  the Seller  shall deliver to the Issuer with respect to such Eligible  Substitute  Loans,  the original  Mortgage Note, the Mortgage, and such other  documents and  agreements as are required by the Home Loan  Purchase  Agreement.  Payments due with respect to  Eligible  Substitute  Loans in the month of  substitution  shall not be  transferred  to the Issuer and will be retained by the Master  Servicer and remitted by the Master  Servicer to the Seller on the next  succeeding
Payment Date provided a payment at least equal to the  applicable  Monthly  Payment has been received by the Issuer for such month in respect of the Home Loan to be removed.  The Master  Servicer  shall amend or cause to be amended the Home Loan  Schedule to reflect the removal of such Home Loan and the  substitution  of the Eligible  Substitute
Loans and the Master  Servicer shall  promptly  deliver the amended Home Loan Schedule to the Owner Trustee and the
Indenture Trustee.

         It is  understood  and  agreed  that the  obligation  of the  Seller to cure such  breach or  purchase  or substitute  for such Home Loan as to which such a breach has occurred and is continuing  shall  constitute the sole remedy  respecting  such breach  available to the Issuer and the Indenture  Trustee,  as pledgee of the Home Loans, against the Seller.  In connection with the purchase of or substitution  for any such Home Loan by the Seller,  the
Issuer  shall  assign to the Seller  all of its  right,  title and  interest  in respect of the Home Loan  Purchase
Agreement  applicable  to such Home  Loan.  Upon  receipt  of the  Repurchase  Price,  or upon  completion  of such substitution,  the Master  Servicer  shall notify the Custodian  and then the Custodian  shall deliver the Mortgage
Files to the Master  Servicer,  together  with all relevant  endorsements  and  assignments  prepared by the Master
Servicer which the Indenture  Trustee shall execute.  If the Master Servicer is Residential  Funding Company,  LLC,
then the Indenture  Trustee may, and at the direction of the Credit  Enhancer,  shall,  give the  notification  and require the purchase or substitution  provided for in the first  preceding  paragraph in the event of such a breach of a representation or warranty made by Residential Funding Company, LLC in the Home Loan Purchase Agreement.

ARTICLE III

                                           ADMINISTRATION AND SERVICING
                                                   OF HOME LOANS

Section 3.01.       The Master  Servicer.  (a) The Master  Servicer  shall service and administer the Home Loans in accordance  with the terms of this Servicing  Agreement,  following such  procedures as it would employ in its good faith business  judgment and which are normal and usual in its general  mortgage  servicing  activities,  and shall have full power and authority,  acting alone or through a Subservicer,  to do any and all things in connection with such servicing and  administration  which it may deem necessary or desirable,  it being understood,  however,  that the Master Servicer shall at all times remain  responsible to the Issuer and the Indenture  Trustee,  as pledgee of the Home Loans,  and the Credit Enhancer for the performance of its duties and obligations  hereunder in accordance with the terms  hereof,  without  diminution  of such  obligation  or  liability  by  virtue  of such  Subservicing agreements or  arrangements or by virtue of  indemnification  from the Subservicer and to the same extent and under the same terms and  conditions as if the Master  Servicer alone were  servicing and  administering  the Home Loans.
Without  limiting the generality of the foregoing,  the Master  Servicer shall continue,  and is hereby  authorized and empowered by the Issuer and the Indenture  Trustee,  as pledgee of the Home Loans,  to execute and deliver,  on behalf of itself,  the Issuer,  the Indenture  Trustee or any of them, any and all  instruments of  satisfaction or cancellation,  or of partial or full release or  discharge,  or of consent to  modification  in  connection  with a proposed  conveyance,  or of assignment of any Mortgage and Mortgage  Note in connection  with the  repurchase of a
Home Loan and all other  comparable  instruments  with respect to the Home Loans and with respect to the  Mortgaged
Properties,  or with respect to the  modification  or  re-recording of a Mortgage for the purpose of correcting the
Mortgage,  the  subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure,  the commencement,  prosecution or completion of judicial or non-judicial  foreclosure,  the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure,  or the management,  marketing and conveyance of any property  acquired by foreclosure or deed in lieu of  foreclosure.  The  Issuer,  the  Indenture  Trustee and the  Custodian,  as  applicable,  shall furnish the Master  Servicer with any powers of attorney and other  documents  necessary or  appropriate  to enable the Master  Servicer to carry out its  servicing  and  administrative  duties  hereunder.  In addition,  the Master
Servicer may, at its own discretion and on behalf of the Indenture  Trustee,  obtain credit information in the form of a Credit Score from a credit  repository.  On the Closing  Date,  the  Indenture  Trustee is hereby  directed to deliver to the Master  Servicer a limited  power of  attorney  substantially  in the form of Exhibit B hereto.  The
Master  Servicer  further is authorized  and empowered by the Issuer and the  Indenture  Trustee,  on behalf of the
Noteholders,  the Credit  Enhancer and the Indenture  Trustee,  in its own name or in the name of the  Subservicer, when the Master  Servicer or the  Subservicer,  as the case may be, believes it is appropriate in its best judgment to register any Home Loan on the MERS(R)System,  or cause the removal from the  registration of any Home Loan on the
MERS(R)System,  to execute and deliver,  on behalf of the Indenture  Trustee and the Noteholders or any of them, any and  all  instruments  of  assignment  and  other  comparable  instruments  with  respect  to  such  assignment  or re-recording  of a Mortgage in the name of MERS,  solely as nominee for the  Indenture  Trustee and its  successors and assigns.  Any expenses  incurred in connection  with the actions  described in the preceding  sentence shall be borne by the Master Servicer in accordance with Section 3.09, with no right of  reimbursement;  provided,  that if, as a result of MERS  discontinuing  or becoming unable to continue  operations in connection with the MERS(R)System, it  becomes  necessary  to remove  any Home Loan from  registration  on the MERS(R)System  and to  arrange  for the assignment of the related  Mortgages to the Indenture  Trustee,  then any related expenses shall be reimbursable to the Master Servicer as set forth in Section 3.03(ii).

         If the  Mortgage  relating  to a Home  Loan did not have a lien  senior  to the Home  Loan on the  related
Mortgaged  Property as of the Cut-off Date,  then the Master  Servicer,  in such  capacity,  may not consent to the placing of a lien senior to that of the Mortgage on the related  Mortgaged  Property.  If the Mortgage  relating to a Home Loan had a lien senior to the Home Loan on the related  Mortgaged  Property as of the Cut-off Date, then the
Master  Servicer,  in such capacity,  may consent to the  refinancing  of the prior senior lien,  provided that the following requirements are met:

(i)      (A)               the Mortgagor's  debt-to-income  ratio resulting from such  refinancing is less than the original  debt-to-income  ratio as set forth on the  Mortgage  Loan  Schedule  and,  in the event that the resulting  Combined  Loan-to-Value  Ratio of such Home Loan  increases by more than 10% above the Combined
         Loan-to-Value  Ratio prior to such refinancing,  the Master Servicer shall obtain the prior consent of the
         Credit  Enhancer (so long as no Credit  Enhancer  Default has occurred and is  continuing),  which consent shall not be unreasonably  withheld;  provided,  however, that in no instance shall the resulting Combined
         Loan-to-Value Ratio of such Home Loan be higher than that permitted by the Program Guide; or

(B)      the  resulting  Combined   Loan-to-Value  Ratio  of  such  Home  Loan  is  no  higher  than  the  Combined
         Loan-to-Value  Ratio prior to such refinancing;  provided,  however, if such refinanced mortgage loan is a
         "rate and term"  mortgage loan (meaning,  the Mortgagor  does not receive any cash from the  refinancing), the Combined  Loan-to-Value  Ratio may increase to the extent of either (a) the  reasonable  closing costs of such refinancing or (b) any decrease in the value of the related Mortgaged  Property,  if the Mortgagor is in good standing as defined by the Program Guide;

(ii)     the interest  rate,  or, in the case of an adjustable  rate  existing  senior lien,  the maximum  interest rate, for the loan  evidencing  the  refinanced  senior lien is no more than 2.0% higher than the interest rate or the maximum  interest rate, as the case may be, on the loan  evidencing  the existing  senior lien immediately  prior to the date of such  refinancing;  provided,  however  (a) if the loan  evidencing  the existing  senior lien prior to the date of refinancing  has an adjustable rate and the loan evidencing the refinanced  senior  lien has a fixed rate,  then the  current  interest  rate on the loan  evidencing  the refinanced  senior lien may be up to 2.0% higher than the  then-current  loan rate of the loan  evidencing the existing  senior lien and (b) if the loan  evidencing  the  existing  senior lien prior to the date of refinancing  has a fixed rate and the loan evidencing the refinanced  senior lien has an adjustable  rate, then the maximum  interest rate on the loan  evidencing the  refinanced  senior lien shall be less than or equal to (x) the  interest  rate on the loan  evidencing  the  existing  senior  lien prior to the date of refinancing plus (y) 2.0%; and

(iii)    the loan evidencing the refinanced senior lien is not subject to negative amortization.

         The  relationship  of the Master  Servicer (and of any successor to the Master  Servicer as servicer under this  Servicing  Agreement) to the Issuer under this  Servicing  Agreement is intended by the parties to be that of an independent  contractor  and not that of a joint  venturer,  partner or agent.  The  relationship  of the Master
Servicer  (and of any  successor  to the Master  Servicer  as  servicer  under  this  Servicing  Agreement)  to the
Indenture  Trustee  under  this  Servicing  Agreement  is  intended  by the  parties  to be that of an  independent contractor and not that of a joint venturer, partner or agent.

(b)      The Master Servicer may continue in effect  Subservicing  Agreements  entered into by Residential  Funding and Subservicers prior to the execution and delivery of this Servicing  Agreement,  and may enter into Subservicing
Agreements with  Subservicers for the servicing and  administration  of certain of the Home Loans. Each Subservicer of a Home Loan shall be entitled to receive and retain,  as provided in the related  Subservicing  Agreement and in
Section 3.02, the related  Subservicing  Fee from payments of interest  received on such Home Loan after payment of all amounts  required to be  remitted  to the Master  Servicer in respect of such Home Loan.  For any Home Loan not subject to a Subservicing  Agreement,  the Master  Servicer shall be entitled to receive and retain an amount equal to the  Subservicing Fee from payments of interest.  References in this Servicing  Agreement to actions taken or to be taken by the Master  Servicer in servicing the Home Loans include  actions taken or to be taken by a Subservicer on behalf of the Master  Servicer.  Each  Subservicing  Agreement will be upon such terms and conditions as are not inconsistent  with this Servicing  Agreement and as the Master Servicer and the Subservicer  have agreed.  With the approval of the Master  Servicer,  a Subservicer may delegate its servicing  obligations to third-party  servicers, but such  Subservicers  will remain obligated under the related  Subservicing  Agreements.  The Master Servicer and the Subservicer may enter into  amendments to the related  Subservicing  Agreements;  provided,  however,  that any such  amendments  shall not cause the Home Loans to be serviced in a manner that would be  materially  inconsistent with the standards set forth in this Servicing  Agreement.  The Master  Servicer shall be entitled to terminate any
Subservicing  Agreement in accordance  with the terms and  conditions  thereof and without any limitation by virtue of this Servicing Agreement;  provided,  however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the  Subservicer,  the Master Servicer shall either act as servicer of the related Home Loan or enter  into a  Subservicing  Agreement  with a  successor  Subservicer  which  will be bound by the terms of the related  Subservicing  Agreement.  The  Master  Servicer  shall be  entitled  to enter  into any  agreement  with a
Subservicer for  indemnification of the Master Servicer and nothing contained in this Servicing  Agreement shall be deemed to limit or modify such  indemnification.  The Program Guide and any other  Subservicing  Agreement  entered into between the Master Servicer and any  Subservicer  shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

         In the event that the rights,  duties and  obligations of the Master  Servicer are  terminated  hereunder, any  successor  to the Master  Servicer in its sole  discretion  may, to the extent  permitted by  applicable  law, terminate the existing  Subservicing  Agreement with any Subservicer in accordance with the terms of the applicable
Subservicing  Agreement or assume the terminated  Master  Servicer's rights and obligations under such subservicing arrangements  which  termination or assumption will not violate the terms of such  arrangements,  provided however, if the Indenture  Trustee assumes the duties of the Master  Servicer,  the Indenture  Trustee,  its designee or its successor  shall not be held liable for any  actions of the  terminated  Master  Servicer  under each  Subservicing
Agreement.

         As  part  of  its  servicing  activities  hereunder,   the  Master  Servicer,   for  the  benefit  of  the
Securityholders  and the  Credit  Enhancer,  shall use  reasonable  efforts  to  enforce  the  obligations  of each
Subservicer  under  the  related  Subservicing  Agreement,  to the  extent  that  the  non-performance  of any such obligation would have a material adverse effect on a Home Loan. Such enforcement,  including,  without  limitation, the legal  prosecution of claims,  termination  of  Subservicing  Agreements  and the pursuit of other  appropriate remedies,  shall be in such form and  carried out to such an extent and at such time as the Master  Servicer  would employ in its good  faith  business  judgment  and which are  normal and usual in its  general  mortgage  servicing activities.  The  Master  Servicer  shall  pay the  costs of such  enforcement  at its own  expense,  and  shall be reimbursed  therefor only (i) from a general recovery  resulting from such enforcement to the extent,  if any, that such  recovery  exceeds all amounts  due in respect of the  related  Home Loan or (ii) from a specific  recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

Section 3.02.       Collection  of Certain  Home Loan  Payments.  (a) The  Master  Servicer  shall make  reasonable efforts to collect all payments  called for under the terms and  provisions  of the Home Loans,  and shall,  to the extent such  procedures  shall be  consistent  with this  Servicing  Agreement and  generally  consistent  with any related  insurance  policy,  follow  such  collection  procedures  as it would  employ in its good  faith  business judgment  and  which are  normal  and usual in its  general  mortgage  servicing  activities.  Consistent  with the foregoing,  and without  limiting the generality of the foregoing,  the Master Servicer may in its discretion waive any late  payment  charge,  prepayment  charge or penalty  interest  or other fees  which may be  collected  in the ordinary  course of servicing such Home Loan.  The Master  Servicer may also extend the Due Date for payment due on a Home Loan in  accordance  with the  Program  Guide,  provided,  however,  that the Master  Servicer  shall  first determine  that any such  waiver or  extension  will not impair the  coverage of any  related  insurance  policy or materially  adversely  affect the lien of the related  Mortgage (except as described below) or the interests of the
Securityholders  and the Credit  Enhancer.  Notwithstanding  anything in this Section to the  contrary,  the Master
Servicer or any  Subservicer  shall not enforce any  prepayment  charge to the extent that such  enforcement  would violate any applicable law.  Consistent with the terms of this Servicing Agreement, the Master Servicer may also:

(i)      waive, modify or vary any term of any Home Loan;

(ii)     consent to the  postponement of strict  compliance with any such term or in any manner grant indulgence to any Mortgagor;

(iii)    arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid;

(iv)     forgive any portion of the amounts contractually owed under the Home Loan;

(v)      capitalize  past due amounts  owed under the Home Loan by adding any amounts in  arrearage to the existing principal  balance of the Home Loan (a  "Capitalization  Workout")  of which will  result in an  increased
         Monthly  Payment  amount,  provided  that: (A) the amount added to the existing  principal  balance of the
         Home Loan (the "Capitalized  Amount") shall be no greater than five times the Mortgagor's  current Monthly
         Payment  amount;  and (B) the Master  Servicer  shall not enter into a  Capitalization  Workout unless the
         Combined  Loan-to-Value  Ratio of the Home Loan prior to the Capitalization  Workout equals or exceeds 80%
         and the  Mortgagor  has qualified for the  Capitalization  Workout under the Master  Servicer's  servicing guidelines; and

(vi)     reset the Due Date for the Home Loan, or any combination of the foregoing;

if in the Master Servicer's  determination such waiver,  modification,  postponement or indulgence,  arrangement or other action  referred to above is not  materially  adverse to the interests of the  Securityholders  or the Credit
Enhancer and is generally  consistent  with the Master  Servicer's  policies with respect to mortgage loans similar to those in the Home  Loan  Pool  (meaning,  mortgage  loans  used  for home  improvement  or debt  consolidation);
provided,  however,  that the Master  Servicer  may not modify or permit  any  Subservicer  to modify any Home Loan
(including  without  limitation  any  modification  that would  change the Loan Rate,  forgive  the  payment of any principal or interest  (unless in  connection  with the  liquidation  of the related Home Loan) or extend the final maturity  date of such Home Loan) unless such Home Loan is in default or, in the  judgment of the Master  Servicer, such default is reasonably foreseeable.  The general terms of any waiver, modification,  forgiveness,  postponement or indulgence  with respect to any of the Home Loans will be included in the Servicing  Certificate,  and such Home
Loans  will not be  considered  "delinquent"  for the  purposes  of the Basic  Documents  so long as the  Mortgagor complies with the terms of such waiver, modification, forgiveness, postponement or indulgence.

(b)      The Master Servicer shall establish a Custodial  Account,  which shall be an Eligible Account in which the
Master  Servicer  shall  deposit or cause to be deposited  any amounts  representing  payments and  collections  in respect of the Home Loans  received by it  subsequent  to the Cut-off  Date (other than in respect of the  payments referred to in the  following  paragraph)  within one Business Day  following  receipt  thereof (or otherwise on or prior to the Closing  Date),  including  the  following  payments and  collections  received or made by it (without duplication):

(i)      all  payments  of  principal  or  interest  on the Home Loans  received  by the Master  Servicer  from the respective  Subservicer,  net of any  portion of the  interest  thereof  retained  by the  Subservicer  as
         Subservicing Fees;

(ii)     the aggregate  Repurchase  Price of the Home Loans  purchased by the Master  Servicer  pursuant to Section
         3.15 or by the Limited Repurchase Price Holder pursuant to Section 3.16;

(iii)    Net Liquidation Proceeds net of any related Foreclosure Profit;

(iv)     all proceeds of any Home Loans  repurchased  by the Seller  pursuant to the Home Loan Purchase  Agreement, and all  Substitution  Adjustment  Amounts required to be deposited in connection with the substitution of an Eligible Substitute Loan pursuant to the Home Loan Purchase Agreement;

(v)      Insurance Proceeds,  other than Net Liquidation  Proceeds,  resulting from any insurance policy maintained on a Mortgaged Property; and
(vi)     amounts required to be paid by the Master Servicer pursuant to Sections 3.04 and 8.08.

         The  foregoing  requirements  respecting  deposits  to the  Custodial  Account  are  exclusive,  it  being understood  that,  without  limiting the generality of the foregoing,  the Master  Servicer need not deposit in the
Custodial Account amounts  representing  Foreclosure  Profits,  fees (including annual fees), late charge penalties and prepayment charges payable by Mortgagors (such amounts to be retained as additional  servicing  compensation in accordance  with Section 3.09 hereof),  or amounts  received by the Master  Servicer for the accounts of Mortgagors for  application  towards the payment of taxes,  insurance  premiums,  assessments  and similar items. In the event any amount not required to be deposited in the Custodial  Account is so deposited,  the Master  Servicer may at any time withdraw such amount from the Custodial  Account,  any provision herein to the contrary  notwithstanding.  The
Custodial  Account may contain funds that belong to one or more trust funds  created for the notes or  certificates of other series and may contain other funds  respecting  payments on other mortgage  loans  belonging to the Master
Servicer or  serviced or master  serviced by it on behalf of others.  Notwithstanding  such  commingling  of funds, the Master Servicer shall keep records that accurately  reflect the funds on deposit in the Custodial  Account that have  been  identified  by it as being  attributable  to the Home  Loans  and  shall  hold all  collections  in the
Custodial  Account to the extent they  represent  collections  on the Home Loans for the benefit of the Trust,  the
Securityholders,  the Credit  Enhancer  and the  Indenture  Trustee,  as their  interests  may  appear.  The Master
Servicer shall retain all Foreclosure Profits as additional servicing compensation.

         The Master  Servicer may cause the institution  maintaining  the Custodial  Account to invest any funds in the  Custodial  Account in  Permitted  Investments  (including  obligations  of the Master  Servicer  or any of its
Affiliates,  if such obligations  otherwise qualify as Permitted  Investments),  which investments shall mature not later than the Business Day preceding the next succeeding  Payment Date and which  investments shall not be sold or disposed of prior to maturity.  Except as provided  above,  all income and gain realized  from any such  investment shall  inure to the benefit of the Master  Servicer  and shall be subject to its  withdrawal  or order from time to time.  The  amount of any losses  incurred  in respect of the  principal  amount of any such  investments  shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

(c)      The Master  Servicer  shall require each  Subservicer  to hold all funds  constituting  collections on the
Home Loans,  pending  remittance  thereof to the Master Servicer,  in one or more accounts meeting the requirements of an Eligible Account, and invested in Permitted Investments.

Section 3.03.       Withdrawals  from the  Custodial  Account.  The  Master  Servicer  shall,  from time to time as provided herein,  make  withdrawals  from the Custodial  Account of amounts on deposit therein pursuant to Section
3.02 that are attributable to the Home Loans for the following purposes:

(i)      to remit to the Paying  Agent for  deposit  in the  Payment  Account,  on the  Business  Day prior to each
         Payment  Date,  an amount equal to the  Interest  Collections  and  Principal  Collections  required to be distributed on such Payment Date;

(ii)     to the extent  deposited to the Custodial  Account,  to reimburse  itself or the related  Subservicer  for previously  unreimbursed  expenses,  made pursuant to Section  3.01,  incurred in  maintaining  individual insurance  policies  pursuant to Section 3.04, or Liquidation  Expenses,  paid pursuant to Section 3.07 or otherwise  reimbursable  pursuant  to the terms of this  Servicing  Agreement  (to the extent not  payable pursuant to Section 3.09),  such  withdrawal  right being limited to amounts  received on particular  Home
         Loans  (other than any  Repurchase  Price in respect  thereof)  which  represent  late  recoveries  of the payments for which such advances were made,  or from related Net  Liquidation  Proceeds or the proceeds of the purchase of such Home Loan;

(iii)    to pay to any Subservicer any Subservicing Fees not previously withheld by the Subservicer;

(iv)     to the extent  deposited in the Custodial  Account to pay to itself as additional  servicing  compensation any interest or investment  income earned on funds deposited in the Custodial  Account and Payment Account that it is entitled to withdraw pursuant to Sections 3.02(b) and 5.01;

(v)      to the extent deposited in the Custodial Account,  to pay to itself as additional  servicing  compensation any Foreclosure Profits;

(vi)     to pay to itself or the  Seller,  with  respect to any Home Loan or property  acquired in respect  thereof that has been purchased or otherwise  transferred to the Seller,  the Master Servicer or other entity, all amounts  received  thereon and not required to be distributed to  Securityholders  as of the date on which the related Purchase Price or Repurchase Price is determined;

(vii)    to clear and terminate the Custodial Account upon the termination of this Agreement; and

(viii)   to withdraw any other  amount  deposited  in the  Custodial  Account that was not required to be deposited therein pursuant to Section 3.02.

         Since,  in  connection  with  withdrawals  pursuant  to  clauses  (ii),  (iii),  (v) and (vi),  the Master
Servicer's  entitlement  thereto is limited to collections or other recoveries on the related Home Loan, the Master
Servicer  shall keep and  maintain  separate  accounting,  on a Home Loan by Home Loan  basis,  for the  purpose of justifying  any  withdrawal  from the  Custodial  Account  pursuant  to such  clauses.  Notwithstanding  any  other provision  of this  Servicing  Agreement,  the  Master  Servicer  shall be  entitled  to  reimburse  itself for any previously  unreimbursed  expenses  incurred  pursuant to Section  3.07 or otherwise  reimbursable  pursuant to the terms of this Servicing Agreement that the Master Servicer determines to be otherwise  nonrecoverable  (except with respect  to any Home Loan as to which the  Repurchase  Price  has been  paid),  by  withdrawal  from the  Custodial
Account of amounts on deposit  therein  attributable  to the Home Loans on any  Business  Day prior to the  Payment
Date succeeding the date of such determination.

Section 3.04.       Maintenance  of Hazard  Insurance;  Property  Protection  Expenses.  The Master  Servicer shall cause to be maintained for each Home Loan hazard  insurance  naming the Master  Servicer or related  Subservicer as loss payee  thereunder  providing  extended  coverage in an amount  which is at least equal to at least 100% of the insurable value of the  improvements  (guaranteed  replacement) or the sum of the unpaid  principal  balance of the first  mortgage loan and the Home Loan amount.  The Master  Servicer  shall also cause to be maintained on property acquired  upon  foreclosure,  or deed in lieu of  foreclosure,  of any Home  Loan,  fire  insurance  with  extended coverage  in an  amount  which  is at  least  equal  to the  amount  necessary  to  avoid  the  application  of any co-insurance  clause contained in the related hazard  insurance  policy.  Amounts  collected by the Master Servicer under any such policies  (other than amounts to be applied to the  restoration  or repair of the related  Mortgaged
Property or property thus acquired or amounts  released to the Mortgagor in accordance  with the Master  Servicer's normal  servicing  procedures)  shall be deposited in the  Custodial  Account to the extent  called for by Section
3.02.  In cases in which  any  Mortgaged  Property  is  located  at any time  during  the life of a Home  Loan in a federally  designated  flood area,  the hazard  insurance to be maintained  for the related Home Loan shall include flood  insurance (to the extent  available).  All such flood  insurance  shall be in amounts equal to the lesser of
(i) the amount  required to compensate  for any loss or damage to the related  Mortgaged  Property on a replacement cost basis and (ii) the maximum amount of such insurance  available for such Mortgaged  Property under the national flood insurance  program  (assuming that the area in which such Mortgaged  Property is located is  participating in such  program).  The  Master  Servicer  shall  be under no  obligation  to  require  that  any  Mortgagor  maintain earthquake or other  additional  insurance and shall be under no obligation  itself to maintain any such additional insurance  on  property  acquired  in respect  of a Home Loan,  other than  pursuant  to such  applicable  laws and regulations  as shall at any  time be in force  and as shall  require  such  additional  insurance.  If the  Master
Servicer shall obtain and maintain a blanket  policy  consistent  with its general  mortgage  servicing  activities insuring  against  hazard losses on all of the Home Loans,  it shall  conclusively  be deemed to have satisfied its obligations  as set forth in the first  sentence of this Section  3.04,  it being  understood  and agreed that such blanket policy may contain a deductible  clause,  in which case the Master  Servicer shall, in the event that there shall not have been  maintained on the related  Mortgaged  Property a policy  complying  with the first sentence of this Section  3.04 and there shall have been a loss which would have been  covered by such  policy,  deposit in the
Custodial  Account the amount not otherwise  payable under the blanket  policy because of such  deductible  clause.
Any such deposit by the Master  Servicer  shall be made on the last  Business Day of the  Collection  Period in the month in which  payments under any such policy would have been  deposited in the Custodial  Account.  In connection with its  activities as servicer of the Home Loans,  the Master  Servicer  agrees to present,  on behalf of itself, the Issuer and the Indenture Trustee, claims under any such blanket policy.

Section 3.05.       Modification  Agreements;  Release or  Substitution  of Lien.  (a) The Master  Servicer  or the
related  Subservicer,  as the case may be,  shall be entitled to (A) execute  assumption  agreements,  modification agreements,  substitution  agreements,  and  instruments  of  satisfaction  or  cancellation  or of partial or full release  or  discharge,  or any other  document  contemplated  by this  Servicing  Agreement  and other  comparable instruments  with respect to the Home Loans and with respect to the Mortgaged  Properties  subject to the Mortgages
(and the Issuer and the Indenture  Trustee each shall promptly  execute any such documents upon written  request of the Master  Servicer)  and (B)  approve  the  granting  of an  easement  thereon in favor of  another  Person,  any alteration or  demolition of the related  Mortgaged  Properties  or other similar  matters,  in each case if it has determined,  exercising  its good faith  business  judgment  in the same manner as it would if it were the owner of the related Home Loans,  that the security  for, and the timely and full  collectability  of, such Home Loans would not be adversely  affected  thereby.  A partial  release  pursuant to this Section 3.05 shall be permitted  only if the  Combined  Loan-to-Value  Ratio for such Home Loan  after such  partial  release  does not exceed the  Combined
Loan-to-Value  Ratio for such Home Loan as of the Cut-off  Date.  Any fee  collected by the Master  Servicer or the related  Subservicer  for processing  such request will be retained by the Master  Servicer or such  Subservicer as additional servicing compensation.

(b)      The Master  Servicer  may enter into an agreement  with a Mortgagor  to release the lien on the  Mortgaged
Property  relating to a Home Loan (the "Existing  Lien"), if at the time of such agreement the Home Loan is current in payment of principal and interest, under any of the following circumstances:

(i)      in any case in which,  simultaneously  with the release of the Existing Lien,  the Mortgagor  executes and delivers  to the  Master  Servicer  a Mortgage  on a  substitute  Mortgaged  Property,  provided  that the
         Combined  Loan-to-Value  Ratio of the Home Loan (calculated based on the Appraised Value of the substitute
         Mortgaged  Property) is not greater than the Combined  Loan-to-Value Ratio prior to releasing the Existing
         Lien;

(ii)     in any case in which,  simultaneously  with the release of the Existing Lien,  the Mortgagor  executes and delivers to the Master  Servicer a Mortgage on a substitute  Mortgaged  Property,  provided  that: (A) the
         Combined  Loan-to-Value  Ratio of the Home Loan (calculated based on the Appraised Value of the substitute
         Mortgaged  Property)  is  not  greater  than  the  lesser  of (1)  125%  and  (2)  105%  of  the  Combined
         Loan-to-Value  Ratio prior to releasing the Existing Lien; and (B) the Master Servicer  determines that at least two  appropriate  compensating  factors  are present  (compensating  factors  may  include,  without limitation,  an  increase  in the  Mortgagor's  monthly  cash flow after  debt  service,  the  Mortgagor's debt-to-income  ratio has not  increased  since  origination,  or an  increase in the  Mortgagor's  credit score); or

(iii)    in any case in which,  at the time of release of the Existing  Lien,  the  Mortgagor  does not provide the
         Master  Servicer  with a Mortgage  on a  substitute  Mortgaged  Property  (any Home Loan that  becomes and remains  unsecured in accordance  with this  subsection,  an "Unsecured  Loan"),  provided  that:  (A) the
         Mortgagor,  in addition to being  current in payment of  principal  and interest on the related Home Loan, is current in payment of principal and interest on any loan senior to the Home Loan;  (B) the  Mortgagor's
         Credit  Score,  as  determined  by the Master  Servicer at the time of the request for release of lien, is not less than 640; (C) the Mortgagor makes a cash  contribution in reduction of the outstanding  principal balance of the Home Loan,  which may  include any net  proceeds  from the sale of the  original  Mortgaged
         Property,  of not less than 20% of the unpaid  principal  balance of the Home Loan;  and (D) the Mortgagor signs a  reaffirmation  agreement  acknowledging  that they must  continue to pay in  accordance  with the terms of the original Mortgage Note;

(iv)     If the above  conditions  (iii)(A)  through (iii)(D) are not met, the Master Servicer may still enter into an agreement to release the Existing  Lien,  provided that:  (A) the Master  Servicer shall not permit the release of an Existing  Lien under this clause (iv) as to more than 200 Home Loans in any  calendar  year;
         (B) at no time  shall the  aggregate  Principal  Balance  of  Unsecured  Loans  exceed 5% of the then Pool
         Balance;  (C) the Mortgagor  agrees to an automatic  debit payment plan; and (D) the Master Servicer shall provide notice to each Rating Agency that has requested notice of such releases.

         In connection  with any  Unsecured  Loan,  the Master  Servicer may require the Mortgagor to enter into an agreement  under  which:  (i) the Loan Rate may be increased  effective  until a  substitute  Mortgage  meeting the criteria  under (i) or (ii) above is provided;  or (ii) any other  provision may be made which the Master  Servicer considers to be appropriate.  Thereafter,  the Master Servicer shall determine in its discretion  whether to accept any proposed Mortgage on any substitute  Mortgaged  Property as security for the Home Loan, and the Master Servicer may require the Mortgagor to agree to any further  conditions  which the Master Servicer  considers  appropriate in connection with such  substitution,  which may include a reduction of the Loan Rate (but not below the Loan Rate in effect at the Closing Date).  Any Home Loan as to which a Mortgage on a substitute  Mortgaged  Property is provided in accordance with the preceding sentence shall no longer be deemed to be an Unsecured Loan.

Section 3.06.       Trust  Estate;  Related  Documents.  (a) When  required  by the  provisions  of this  Servicing
Agreement,  the Issuer or the Indenture  Trustee shall execute  instruments  to release  property from the terms of the Trust  Agreement,  Indenture or Custodial  Agreement,  as  applicable,  or convey the Issuer's or the Indenture
Trustee's  interest  in the  same,  in a  manner  and  under  circumstances  which  are not  inconsistent  with the provisions  of this  Servicing  Agreement.  No party  relying  upon an  instrument  executed  by the  Issuer or the
Indenture  Trustee as provided in this  Section  3.06 shall be bound to  ascertain  the  Issuer's or the  Indenture
Trustee's  authority,  inquire into the  satisfaction of any conditions  precedent or see to the application of any monies.

(b)      If from time to time the Master Servicer shall deliver to the Custodian  copies of any written  assurance, assumption  agreement or substitution  agreement or other similar agreement pursuant to Section 3.05, the Custodian shall  check that each of such  documents  purports  to be an  original  executed  copy (or a copy of the  original executed  document if the original  executed copy has been  submitted for recording and has not yet been  returned)
and,  if so,  shall  file such  documents,  and upon  receipt of the  original  executed  copy from the  applicable recording  office or receipt  of a copy  thereof  certified  by the  applicable  recording  office  shall file such originals or certified copies with the Related  Documents.  If any such documents  submitted by the Master Servicer do not meet the above  qualifications,  such  documents  shall  promptly be returned by the Custodian to the Master
Servicer  pursuant to the related  Custodial  Agreement,  with a  direction  to the Master  Servicer to forward the correct documentation.

(c)      Upon receipt of a Request for Release  from the Master  Servicer  substantially  in the form of Exhibit C, to the effect  that a Home Loan has been the  subject of a final  payment or a  prepayment  in full and the related
Home Loan has been  terminated or that  substantially  all  Liquidation  Proceeds which have been determined by the
Master Servicer in its reasonable judgment to be finally  recoverable have been recovered,  and upon deposit to the
Custodial  Account of such final monthly  payment,  prepayment in full together with accrued and unpaid interest to the date of such  payment  with  respect  to such  Home Loan or,  if  applicable,  Net  Liquidation  Proceeds,  the
Custodian shall promptly  release the Related  Documents to the Master Servicer  pursuant to the related  Custodial
Agreement,  which the Indenture  Trustee shall  execute,  along with such  documents as the Master  Servicer or the related  Mortgagor  may request to evidence  satisfaction  and  discharge  of such Home Loan,  upon  request of the
Master  Servicer.  If from time to time and as  appropriate  for the servicing or foreclosure of any Home Loan, the
Master  Servicer  requests the  Custodian to release the Related  Documents  and delivers to the  Custodian a trust receipt reasonably  satisfactory to the Custodian and signed by a Responsible  Officer of the Master Servicer,  the
Custodian  shall  release  the  Related  Documents  to  the  Master  Servicer  pursuant  to the  related  Custodial
Agreement.  If such Home  Loans  shall be  liquidated  and the  Custodian  receives a  certificate  from the Master
Servicer as provided  above,  then,  upon request of the Master  Servicer,  the  Custodian  shall release the trust receipt to the Master Servicer pursuant to the related Custodial Agreement.

Section 3.07.       Realization  Upon  Defaulted  Home Loans;  Loss  Mitigation.  With  respect to such of the Home
Loans as come into and continue in default,  the Master  Servicer  shall decide  whether to (i) foreclose  upon the
Mortgaged  Properties  securing such Home Loans,  (ii) write off the unpaid principal  balance of the Home Loans as bad debt,  (iii)  take a deed in lieu of  foreclosure,  (iv)  accept a short sale (a payoff of the Home Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the  Mortgaged  Property by the  Mortgagor) or permit a short  refinancing  (a payoff of the Home Loan for an amount less than the total amount contractually  owed in order to facilitate  refinancing  transactions  by the Mortgagor not involving a sale of the
Mortgaged  Property),  (v) arrange for a repayment  plan,  (vi) agree to a  modification  in  accordance  with this
Servicing  Agreement,  or (vii) take an unsecured note, in connection with a negotiated  release of the lien of the
Mortgage  in order to  facilitate  a  settlement  with the  Mortgagor;  in each case  subject  to the rights of any related  first lien holder;  provided  that in  connection  with the  foregoing  if the Master  Servicer has actual knowledge  that any  Mortgaged  Property  is affected  by  hazardous  or toxic  wastes or  substances  and that the acquisition of such Mortgaged  Property would not be  commercially  reasonable,  then the Master Servicer shall not cause the Issuer or the Indenture  Trustee to acquire title to such Mortgaged  Property in a foreclosure or similar proceeding.  In connection with such decision,  the Master Servicer shall follow such practices (including,  in the case of any default on a related  senior  mortgage  loan,  the advancing of funds to correct such default if deemed to be  appropriate  by the Master  Servicer) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its  general  mortgage  servicing  activities  and as shall be  required  or  permitted  by the
Program  Guide;  provided  that the Master  Servicer  shall not be liable in any  respect  hereunder  if the Master
Servicer is acting in  connection  with any such  foreclosure  or attempted  foreclosure  which is not completed or other  conversion in a manner that is consistent  with the  provisions of this Servicing  Agreement.  The foregoing is subject to the proviso  that the Master  Servicer  shall not be  required to expend its own funds in  connection with any  foreclosure or attempted  foreclosure  which is not completed or towards the correction of any default on a related  senior  mortgage loan or  restoration of any property  unless it shall  determine that such  expenditure will  increase Net  Liquidation  Proceeds.  In the event of a  determination  by the Master  Servicer that any such expenditure  previously made pursuant to this Section 3.07 will not be reimbursable from Net Liquidation  Proceeds, the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.03.

         Notwithstanding  any  provision  of this  Servicing  Agreement,  a Home Loan may be  deemed to be  finally liquidated if  substantially  all amounts  expected by the Master  Servicer to be received in  connection  with the related defaulted Home Loan have been received;  provided,  however,  the Master Servicer shall treat any Home Loan that is 180 days or more  delinquent as having been finally  liquidated.  Any subsequent  collections  with respect to any such Home Loan shall be deposited to the Custodial  Account.  For purposes of determining  the amount of any
Liquidation  Proceeds or Insurance Proceeds,  or other unscheduled  collections,  the Master Servicer may take into account  minimal amounts of additional  receipts  expected to be received or any estimated  additional  liquidation expenses expected to be incurred in connection with the related defaulted Home Loan.

         In the event that  title to any  Mortgaged  Property  is  acquired  in  foreclosure  or by deed in lieu of foreclosure,  the deed or certificate of sale shall be issued to the Indenture Trustee,  who shall hold the same on behalf of the Issuer in accordance  with Section 3.13 of the  Indenture.  Notwithstanding  any such  acquisition of title and  cancellation  of the related Home Loan,  such Mortgaged  Property  shall (except as otherwise  expressly provided  herein) be  considered to be an  outstanding  Home Loan held as an asset of the Issuer until such time as such property shall be sold.

         Any proceeds  from the  purchase or  repurchase  that occurs prior to the Home Loan  becoming a Liquidated
Home  Loan of any Home Loan  pursuant  to the  terms of this  Servicing  Agreement  (including  without  limitation
Sections 2.03,  3.15 and 3.16) will be applied in the following  order of priority:  first,  to the Master Servicer or the related  Subservicer,  all Servicing Fees payable therefrom to the Payment Date on which such amounts are to be deposited in the Payment Account;  second, as Interest  Collections,  accrued and unpaid interest on the related
Home Loan,  at the Net Loan Rate to the  Payment  Date on which such  amounts  are to be  deposited  in the Payment
Account; and third, as Principal Collections, as a recovery of principal on the Home Loan.

         Liquidation  Proceeds  with respect to a Liquidated  Home Loan will be applied in the  following  order of priority:  first, to reimburse the Master Servicer or the related  Subservicer in accordance with this Section 3.07 for any Liquidation  Expenses;  second,  to the Master Servicer or the related  Subservicer,  all unpaid  Servicing
Fees  through  the date of receipt  of the final  Liquidation  Proceeds;  third,  as  Principal  Collections,  as a recovery  of  principal  on the Home  Loan,  up to an amount  equal to the Loan  Balance of the  related  Home Loan immediately  prior to the date it became a  Liquidated  Home Loan;  fourth,  as Interest  Collections,  accrued and unpaid  interest  on the  related  Home  Loan at the Net  Loan  Rate  through  the  date of  receipt  of the  final
Liquidation Proceeds; and fifth, to Foreclosure Profits.

         Proceeds and other  recoveries  from a Home Loan after it becomes a  Liquidated  Home Loan will be applied in the  following  order of  priority:  first,  to  reimburse  the Master  Servicer or the related  Subservicer  in accordance  with  this  Section  3.07  for any  expenses  previously  unreimbursed  from  Liquidation  Proceeds  or otherwise;  second,  to the Master Servicer or the related  Subservicer,  all unpaid Servicing Fees payable thereto through the date of receipt of the  proceeds  previously  unreimbursed  from  Liquidation  Proceeds  or  otherwise;
third, as Interest  Collections,  up to an amount equal to the sum of (a) the Loan Balance of the related Home Loan immediately  prior to the date it became a  Liquidated  Home Loan,  less any Net  Liquidation  Proceeds  previously received  with  respect to such Home Loan and  applied as a  recovery  of  principal,  and (b)  accrued  and unpaid interest on the related  Home Loan at the Net Loan Rate  through the date it became a  Liquidation  Home Loan;  and fourth, to Foreclosure Profits.

Section 3.08.       Issuer  and  Indenture  Trustee  to  Cooperate.  On or before  each  Payment  Date,  the Master
Servicer will notify the Indenture  Trustee or the Custodian,  with a copy to the Issuer,  of the termination of or the payment in full and the termination of any Home Loan during the preceding  Collection  Period.  Upon receipt of payment in full, the Master Servicer is authorized to execute,  pursuant to the authorization contained in Section
3.01, if the  assignments  of Mortgage have been recorded if required  under the Home Loan Purchase  Agreement,  an instrument of satisfaction  regarding the related Mortgage,  which instrument of satisfaction  shall be recorded by the Master  Servicer if required by applicable law and be delivered to the Person  entitled  thereto,  and to cause the removal from the  registration  on the MERS(R)System of such  Mortgage,  if  applicable.  It is  understood  and agreed that any  expenses  incurred  in  connection  with such  instrument  of  satisfaction  or transfer  shall be reimbursed  from  amounts  deposited  in the  Custodial  Account.  From  time to time  and as  appropriate  for the servicing or  foreclosure  of any Home Loan,  the  Indenture  Trustee or the Custodian  shall,  upon request of the
Master  Servicer and delivery to the Indenture  Trustee or Custodian,  with a copy to the Issuer,  of a Request for
Release,  signed by a Servicing  Officer,  release or cause to be released the related  Mortgage File to the Master
Servicer and the Issuer or Indenture  Trustee shall promptly  execute such documents,  in the forms provided by the
Master  Servicer,  as shall be  necessary  for the  prosecution  of any such  proceedings  or the  taking  of other servicing  actions.  Such trust  receipt  shall  obligate the Master  Servicer to return the  Mortgage  File to the
Indenture  Trustee or the Custodian  (as  specified in such receipt) when the need therefor by the Master  Servicer no longer  exists  unless the Home Loan shall be  liquidated,  in which case,  upon receipt of a  certificate  of a
Servicing  Officer  similar to that  hereinabove  specified,  the trust  receipt  shall be  released  to the Master
Servicer.

         In order to  facilitate  the  foreclosure  of the  Mortgage  securing  any Home  Loan  that is in  default following  recordation  of the related  Assignment of Mortgage in accordance  with the  provisions of the Home Loan
Purchase  Agreement,  the Indenture Trustee or the Issuer shall, if so requested in writing by the Master Servicer, promptly  execute an  appropriate  assignment in the form provided by the Master  Servicer to assign such Home Loan for the purpose of collection to the Master Servicer (any such  assignment  shall  unambiguously  indicate that the assignment is for the purpose of collection  only),  and, upon such  assignment,  such assignee for collection will thereupon bring all required  actions in its own name and otherwise  enforce the terms of the Home Loan and deposit or credit the Net  Liquidation  Proceeds,  exclusive of Foreclosure  Profits,  received with respect thereto in the
Custodial  Account.  In the  event  that all  delinquent  payments  due  under  any such  Home Loan are paid by the
Mortgagor and any other  defaults are cured,  then the assignee for collection  shall  promptly  reassign such Home
Loan to the  Indenture  Trustee and return all Related  Documents to the place where the related  Mortgage File was being maintained.

         In  connection  with the Issuer's  obligation  to cooperate as provided in this Section 3.08 and all other provisions  of this  Servicing  Agreement  requiring the Issuer to authorize or permit any actions to be taken with respect to the Home Loans,  the  Indenture  Trustee,  as pledgee of the Home Loans and as assignee of record of the
Home Loans on behalf of the Issuer pursuant to Section 3.13 of the Indenture,  expressly  agrees,  on behalf of the
Issuer,  to take all such  actions on behalf of the  Issuer  and to  promptly  execute  and return all  instruments reasonably  required by the Master  Servicer in connection  therewith;  provided that if the Master  Servicer shall request a signature of the Indenture  Trustee,  on behalf of the Issuer,  the Master  Servicer shall deliver to the
Indenture  Trustee an Officer's  Certificate  stating that such signature is necessary or appropriate to enable the
Master Servicer to carry out its servicing and administrative duties under this Servicing Agreement.

Section 3.09.       Servicing  Compensation;  Payment of Certain Expenses by Master  Servicer.  The Master Servicer
shall be entitled to receive  servicing  compensation  in the form of late  payment  charges,  prepayment  charges, investment  income on amounts in the Custodial  Account or the Payment  Account and other  receipts not required to be deposited in the Custodial  Account as specified in Section 3.02 shall be retained by the Master  Servicer.  The
Master Servicer shall be required to pay all expenses  incurred by it in connection  with its activities  hereunder
(including  payment of all other fees and  expenses  not  expressly  stated  hereunder to be for the account of the
Securityholders,  including,  without limitation, the fees and expenses of the Owner Trustee, Indenture Trustee and any Custodian) and shall not be entitled to reimbursement therefor.

Section 3.10.       Annual  Statement as to  Compliance.  (a) The Master  Servicer  will deliver to the  Depositor, the Issuer,  the Credit  Enhancer and the  Indenture  Trustee on or before the earlier of (a) March 31 of each year or (b) with respect to any calendar  year during which the  Depositor's  annual  report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations of the  Commission,  the date on which the annual  report on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the rules and regulations of the Commission,  a servicer  compliance  certificate,  signed by an authorized officer of the Master
Servicer, as described in Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

(i)      A review of the Master  Servicer's  activities  during the reporting  period and of its performance  under this Servicing Agreement has been made under such officer's supervision.

(ii)     To the best of such officer's  knowledge,  based on such review,  the Master Servicer has fulfilled all of its obligations under this Servicing  Agreement in all materials respects  throughout the reporting period or, if there has been a failure to fulfill any such  obligation in any material  respect,  specifying each such failure known to such officer and the nature and status thereof.

         The  Master  Servicer  shall  use  commercially  reasonable  efforts  to  obtain  from all  other  parties participating  in the servicing  function any additional  certifications  required under Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K;  provided,  however,  that a failure to obtain such certifications  shall not be a breach of the Master  Servicer's duties hereunder if any such party fails to deliver such a certification.

(b)      The Master  Servicer  shall  deliver to the Issuer and the  Indenture  Trustee,  with a copy to the Credit
Enhancer,  promptly  after  having  obtained  knowledge  thereof,  but in no event  later than five  Business  Days thereafter,  written  notice by means of an Officer's  Certificate  of any event which with the giving of notice or the lapse of time or both, would become a Servicing Default.

Section 3.11.       Annual  Independent  Public  Accountants'  Servicing  Report.  On or before the  earlier of (a)
March 31 of each year or (b) with respect to any calendar year during which the  Depositor's  annual report on Form
10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations of the Commission, the date on which the annual report is required to be filed in  accordance  with the Exchange Act and the rules and regulations  of the  Commission,  the Master  Servicer at its  expense  shall  cause a firm of  independent  public accountants,  which shall be members of the  American  Institute  of  Certified  Public  Accountants,  to furnish a report to the  Depositor,  the Credit  Enhancer  and the  Indenture  Trustee the  attestation  required  under Item
1122(b) of Regulation AB. In rendering  such  statement,  such firm may rely, as to matters  relating to the direct servicing of home loans by  Subservicers,  upon  comparable  statements for  examinations  conducted by independent public  accountants  substantially in accordance with standards  established by the American Institute of Certified
Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.12.       Access to Certain  Documentation  and Information  Regarding the Home Loans.  Whenever required by statute or regulation,  the Master  Servicer shall provide to the Credit  Enhancer and any  Securityholder  upon reasonable  request (or a regulator  for a  Securityholder)  or the  Indenture  Trustee,  reasonable  access to the documentation  regarding  the Home Loans such access  shall be  afforded  without  charge but only upon  reasonable request and during  normal  business  hours at the offices of the Master  Servicer.  Nothing in this  Section  3.12 shall derogate from the obligation of the Master Servicer to observe any applicable law  prohibiting  disclosure of information  regarding the Mortgagors and the failure of the Master  Servicer to provide access as provided in this
Section 3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

Section 3.13.       Maintenance  of Certain  Servicing  Insurance  Policies.  The Master  Servicer shall during the term of its  service as  servicer  maintain in force (i) a policy or  policies  of  insurance  covering  errors and omissions in the performance of its  obligations as master  servicer  hereunder and (ii) a fidelity bond in respect of its  officers,  employees or agents.  Each such policy or policies and fidelity  bond shall be at least equal to the coverage that would be required by FNMA or FHLMC,  whichever is greater,  for Persons performing  servicing for loans similar to the Home Loans purchased by such entity.

Section 3.14.       Information  Required  by the  Internal  Revenue  Service  and  Reports  of  Foreclosures  and
Abandonments  of  Mortgaged  Property.  The Master  Servicer  shall  prepare  and  deliver  all  federal  and state information  reports  when and as required by all  applicable  state and federal  income tax laws.  In  particular, with  respect to the  requirement  under  Section  6050J of the Code to the  effect  that the  Master  Servicer  or
Subservicer  shall make reports of foreclosures and abandonments of any mortgaged  property for each year beginning in 2007,  the Master  Servicer or Subservicer  shall file reports  relating to each instance  occurring  during the previous  calendar  year in which the Master  Servicer  (i) on behalf of the  Issuer,  acquires  an interest in any
Mortgaged  Property through  foreclosure or other comparable  conversion in full or partial  satisfaction of a Home
Loan,  or (ii) knows or has reason to know that any  Mortgaged  Property has been  abandoned.  The reports from the
Master  Servicer or  Subservicer  shall be in form and  substance  sufficient  to meet the  reporting  requirements imposed by Section 6050J and Section 6050H (reports relating to mortgage interest received) of the Code.

Section 3.15.       Optional  Repurchase  of Defaulted  Home Loans.  Notwithstanding  any provision in Section 3.07 to the contrary,  the Master  Servicer,  at its option and in its sole  discretion,  may  repurchase  any Home Loan delinquent in payment for a period of 90 days or longer for a price equal to the Repurchase Price.

ARTICLE IV

                                               SERVICING CERTIFICATE

Section 4.01.       Statements  to  Securityholders.  (a) With  respect to each Payment  Date,  on the Business Day following  the related  Determination  Date (or with respect to any Payment Date for which an Insured  Payment will occur,  no later than 12:00 A.M. New York City time,  on the second  Business Day prior to the  applicable  Payment
Date;  provided,  however,  that the Master Servicer shall provide the Indenture Trustee with written notice of any required  Insured  Payment  prior to 9:00  A.M.  New York  City  time,  on the  second  Business  Day  prior to the applicable  Payment Date),  the Master  Servicer shall forward to the Indenture  Trustee and the Indenture  Trustee pursuant  to Section  3.26 of the  Indenture  shall  make  available  electronically  at  www.etrustee.net  to each
Certificateholder,  Noteholder,  the Credit  Enhancer,  the Depositor,  the Owner Trustee,  the Certificate  Paying
Agent and each Rating Agency, a statement  setting forth the following  information  (the "Servicing  Certificate")
as to the Notes and Certificates, to the extent applicable:

(i)      the applicable Record Date, Determination Date and Payment Date;

(ii)     the aggregate amount of payments received with respect to the Home Loans, including prepayment amounts;

(iii)    the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

(iv)     the amount of any other fees or  expenses  paid,  and the  identity  of the party  receiving  such fees or expenses;

(v)      the  aggregate  amount  of (a)  Interest  Collections,  (b)  Principal  Collections  and (c)  Substitution
         Adjustment Amounts for such Collection Period;

(vi)     (a) the  amount of such  distribution  to the  Securityholders  of such  Class  applied to reduce the Note
         Balance  or  Certificate  Principal  Balance  thereof,  and  (b) the  aggregate  amount  included  therein representing Principal Prepayments;

(vii)    the amount of such distribution to Holders of such Class of Securities allocable to interest;

(viii)   if the  distribution  to the Holders of such Class of  Securities  is less than the full amount that would be  distributable  to such Holders if there were sufficient  funds available  therefor,  the amount of the shortfall;

(ix)     the  aggregate  Note Balance or  Certificate  Principal  Balance of each Class of  Securities,  before and after  giving  effect  to the  amounts  distributed  on such  Payment  Date,  separately  identifying  any reduction  thereof due to  Liquidation  Loss  Amounts  other than  pursuant to an actual  distribution  of principal;

(x)      the Note  Rate for each  Class of Notes  for such  Payment  Date,  separately  identifying  LIBOR for such
         Payment Date, if applicable.

(xi)     the  weighted  average  remaining  term to maturity of the Home Loans after  giving  effect to the amounts distributed on such Payment Date;

(xii)    the weighted  average Loan Rates of the Home Loans after giving effect to the amounts  distributed on such
         Payment Date;

(xiii)   the  percentage  of  the  outstanding  principal  balances  of  the  Notes  after  giving  effect  to  the distributions on that Payment Date;

(xiv)    the number and Pool  Balance of the Home Loans after  giving  effect to the  distribution  of principal on such  Payment  Date and the  number of Home Loans at the  beginning  and end of the  preceding  Collection
         Period;

(xv)     on the basis of the most recent reports  furnished to it by  Sub-Servicers,  the number and aggregate Loan
         Balances of Home Loans (a) as to which the Monthly  Payment is  Delinquent  30-59 days,  60-89 days and 90 or more  days,  respectively,  (b) that are  foreclosed,  (c) that have  become REO and (d) that have been finally  liquidated  due to being 180 days or more  delinquent,  in each case as of the end of the related
         Collection  Period;  provided,  however,  that such  information  will not be provided  on the  statements relating to the first Payment Date;

(xvi)    the aggregate  Liquidation Loss Amounts with respect to the related  Collection  Period, the amount of any
         Liquidation  Loss Payment  Amounts with respect to the Notes,  and the aggregate of the  Liquidation  Loss
         Amounts from all  Collection  Periods to date  expressed as dollars and as a percentage  of the  aggregate
         Cut-off Date Loan Balance;

(xvii)   any material  modifications,  extensions  or waivers to the terms of the Home Loans during the  Collection
         Period or that have cumulatively become material over time;

(xviii)  any material  breaches of Home Loan  representations  or warranties or covenants in the Home Loan Purchase
         Agreement.

(xix)    The amount of any Insured  Payment,  if any, for such Payment Date and the aggregate amount of prior draws thereunder not yet reimbursed;

(xx)     the number, aggregate principal balance and book value of any REO properties;

(xxi)    the aggregate  accrued  interest  remaining  unpaid,  if any, for each Class of  Securities,  after giving effect to the distribution made on such Payment Date;

(xxii)   (a) the number and principal amount of release  agreements  pursuant to Section  3.05(b)(iv)  entered into during the  calendar  year and since the Closing  Date,  stated  separately,  for the Home Loans and,  the aggregate  outstanding  principal amount of such release agreements  expressed as a percentage of the Pool
         Balance with  information  provided  separately with respect to all Unsecured Loans and (b) the number and principal  amount of  Capitalization  Workouts  pursuant  to  Section  3.02(a)(v)  entered  into since the
         Closing Date;

(xxiii)  the  aggregate  amount  recovered  during the  related  Collection  Period  consisting  of all  subsequent recoveries on any Home Loan that was 180 days or more delinquent;

(xxiv)   [reserved];

(xxv)    the aggregate  amount of any recoveries on previously  foreclosed  loans from Sellers due to a breach of a representation or warranty assigned to the Trustee;

(xxvi)   whether or not a Servicing Trigger has occurred; and

(xxvii)  the Outstanding Reserve Amount and the Reserve Amount Target immediately following such Payment Date.

         In the case of  information  furnished  pursuant to clauses  (vi) and (vii)  above,  the amounts  shall be expressed as an aggregate dollar amount per Note or Certificate, as applicable, with a $1,000 denomination.

(b)      In addition,  with respect to each Payment Date,  on the Business Day following the related  Determination
Date, the Master Servicer shall forward to the Credit  Enhancer and the Rating  Agencies the following  information for each Capitalization Workout entered into during the related Collection Period:

(i)      the original Home Loan amount;

(ii)     the Home Loan amount after the Capitalization Workout;

(iii)    the original Monthly Payment amount;

(iv)     the Monthly Payment amount after the Capitalization Workout;

(v)      the Capitalized Amount as defined in Section 3.02(a)(v) herein;

(vi)     the Combined Loan-to-Value Ratio prior to the Capitalization Workout;

(vii)    the Combined Loan-to-Value Ratio after the Capitalization Workout; and

(viii)   if an appraisal was used in determining the Combined  Loan-to-Value  Ratio referred to in (vii) above, the type and date of appraisal.

         The Master  Servicer  shall  also  forward  to the  Indenture  Trustee  any other  information  reasonably requested by the  Indenture  Trustee  necessary to make  distributions  pursuant to Section 3.05 of the  Indenture.
Prior to the close of business on the Business Day next  succeeding  each  Determination  Date, the Master Servicer shall  furnish a written  statement to the  Certificate  Paying Agent and the Indenture  Trustee  setting forth the aggregate  amounts  required to be withdrawn from the Custodial  Account and deposited into the Payment  Account on the Business Day preceding  the related  Payment Date pursuant to Section  3.03.  The  determination  by the Master
Servicer of such amounts shall,  in the absence of obvious  error,  be  presumptively  deemed to be correct for all purposes  hereunder  and the Owner  Trustee and  Indenture  Trustee  shall be  protected  in relying  upon the same without any  independent  check or  verification.  In  addition,  upon the  Issuer's  written  request,  the Master
Servicer shall promptly  furnish  information  reasonably  requested by the Issuer that is reasonably  available to the Master Servicer to enable the Issuer to perform its federal and state income tax reporting obligations.

         The  Master  Servicer  shall also  forward to the Credit  Enhancer  and/or its  designees  any  additional information,  including  without  limitation,  loss and delinquency  information  requested by the Credit Enhancer, with respect to the Home Loans.

Section 4.02.       Tax  Reporting.  So long as 100% of the  Certificates  are  owned by the same  person,  then no separate  federal and state  income tax returns and  information  returns or reports  will be filed with respect to the Issuer, and the Issuer will be treated as an entity disregarded from the 100% Certificateholder.

Section 4.03.       Calculation of Adjusted  Issue Price.  The Master  Servicer shall  calculate the Adjusted Issue
Price for purposes of calculating the Termination Price.

Section 4.04.       Exchange Act Reporting.

(a)      The Master Servicer  shall, on behalf of the Depositor and in respect of the Trust Estate,  sign and cause to be filed with the  Commission  any periodic  reports  required to be filed under the  provisions of the Exchange
Act, and the rules and regulations of the Commission  thereunder  including,  without  limitation,  reports on Form
10-K,  Form 10-D and Form 8-K.  In  connection  with the  preparation  and  filing of such  periodic  reports,  the
Indenture  Trustee  shall  timely  provide to the Master  Servicer  (I) a list of  Securityholders  as shown on the
Register as of the end of each  calendar  year,  (II) copies of all  pleadings,  other legal  process and any other documents relating to any claims,  charges or complaints involving the Indenture Trustee, as trustee hereunder,  or the Trust Estate that are  received by the  Indenture  Trustee,  (III)  notice of all matters  that,  to the actual
knowledge  of  a  Responsible   Officer  of  the  Indenture  Trustee,   have  been  submitted  to  a  vote  of  the
Securityholders,  other  than  those  matters  that have been  submitted  to a vote of the  Securityholders  at the request of the Depositor or the Master  Servicer,  and (IV) notice of any failure of the Indenture  Trustee to make any distribution to the  Securityholders  as required  pursuant to this Agreement.  Neither the Master Servicer nor the Indenture  Trustee shall have any liability with respect to the Master  Servicer's  failure to properly prepare or file such periodic reports  resulting from or relating to the Master  Servicer's  inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct

(b)      Any Form 10-K filed with the Commission in connection with this Section 4.04 shall include:

(i)      A  certification,  signed by the  senior  officer  in  charge of the  servicing  functions  of the  Master
         Servicer,  in the form  attached as Exhibit D hereto or such other form as may be required or permitted by the  Commission  (the "Form 10-K  Certification"),  in  compliance  with Rules 13a-14 and 15d-14 under the
         Exchange Act and any additional directives of the Commission.

(ii)     A report  regarding its  assessment of compliance  during the preceding  calendar year with all applicable servicing  criteria  set  forth  in  relevant  Commission  regulations  with  respect  to  mortgage-backed securities  transactions  taken as a whole involving the Master Servicer that are backed by the same types of assets as those  backing the  certificates,  as well as similar  reports on  assessment  of  compliance received from other parties  participating  in the servicing  function as required by relevant  Commission regulations,  as described in Item 1122(a) of  Regulation  AB. The Master  Servicer  shall obtain from all other parties participating in the servicing function any required certifications.

(iii)    With respect to each  assessment  report  described  immediately  above,  a report by a registered  public accounting  firm that  attests to, and reports on, the  assessment  made by the  asserting  party,  as set forth in relevant  Commission  regulations,  as  described  in  Regulation  1122(b) of  Regulation  AB and
         Section 3.11.

(iv)     The servicer compliance certificate required to be delivered pursuant Section 3.10.

(c)      In connection with the Form 10-K  Certification,  the Indenture  Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit E.

(d)      This Section 4.04 may be amended in accordance  with this Servicing  Agreement  without the consent of the
Securityholders.

(e)      The  Indenture  Trustee  shall make  available on the  Indenture  Trustee's  internet  website each of the reports filed with the  Commission  by or on behalf of the Depositor  under the Exchange Act, as soon as reasonably practicable upon delivery of such reports to the Indenture Trustee.

ARTICLE V

                                                  PAYMENT ACCOUNT

Section 5.01.       Payment  Account.  The  Indenture  Trustee  shall  establish  and  maintain  a Payment  Account entitled "LaSalle Bank National  Association,  as Indenture Trustee,  for the benefit of the  Securityholders,  the
Credit Enhancer and the  Certificate  Paying Agent pursuant to the Indenture,  dated as of March 30, 2007,  between
Home Loan Trust  2007-HI1  and  LaSalle  Bank  National  Association".  The  Payment  Account  shall be an Eligible
Account.  On each Payment  Date,  amounts on deposit in the Payment  Account will be  distributed  by the Indenture
Trustee in accordance with  Section 3.05 of the Indenture.  The Indenture  Trustee shall, upon written request from the Master  Servicer,  invest or cause the  institution  maintaining the Payment Account to invest the funds in the
Payment Account in Permitted  Investments  designated in the name of the Indenture Trustee,  which shall mature not later than the Business Day next  preceding  the Payment Date next  following the date of such  investment  (except that (i) any investment in the  institution  with which the Payment  Account is maintained or a fund for which such institution  serves as custodian may mature on such Payment Date and (ii) any other  investment  may mature on such
Payment Date if the  Indenture  Trustee  advances  funds on such Payment Date to the Payment  Account in the amount payable  on such  investment  on such  Payment  Date,  pending  receipt  thereof to the  extent  necessary  to make distributions  on the  Securities)  and shall not be sold or  disposed  of prior to  maturity.  All income and gain realized  from any such  investment  shall be for the  benefit of the Master  Servicer  and shall be subject to its withdrawal  or order  from time to time.  The  amount of any losses  incurred  in  respect of any such  investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized.

ARTICLE VI

                                                THE MASTER SERVICER

Section 6.01.       Liability of the Master  Servicer.  The Master Servicer shall be liable in accordance  herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer herein.

Section 6.02.       Merger or  Consolidation  of, or Assumption of the  Obligations  of, the Master  Servicer.  Any
Person into which the Master  Servicer  may be merged or  converted  or with which it may be  consolidated,  or any
Person  resulting from any merger,  conversion or  consolidation  to which the Master Servicer shall be a party, or any Person  succeeding  to the business of the Master  Servicer,  shall be the  successor  of the Master  Servicer, hereunder,  without  the  execution  or filing of any paper or any  further  act on the part of any of the  parties hereto, anything herein to the contrary notwithstanding.

         The Master  Servicer may assign its rights and delegate its duties and  obligations  under this  Servicing
Agreement;  provided that the Person  accepting such assignment or delegation  shall be a Person which is qualified to service Home Loans and is reasonably  satisfactory to the Indenture Trustee (as pledgee of the Home Loans),  the
Credit  Enhancer and the Issuer,  is willing to service the Home Loans and  executes and delivers to the  Indenture
Trustee and the Issuer an agreement in form and  substance  reasonably  satisfactory  to the Credit  Enhancer,  the
Indenture Trustee and the Issuer,  which contains an assumption by such Person of the due and punctual  performance and  observance  of each  covenant and  condition to be  performed  or observed by the Master  Servicer  under this
Servicing  Agreement;  provided  further that each Rating Agency's  rating of the Securities in effect  immediately prior  to such  assignment  and  delegation  will not be  qualified,  reduced,  or  withdrawn  as a result  of such assignment  and  delegation  (as  evidenced  by a letter to such  effect from each Rating  Agency),  if  determined without  regard to the Credit  Enhancement  Instrument,  and provided  further that the Owner  Trustee  receives an
Opinion of Counsel to the effect that such  assignment or  delegation  shall not cause the Trust to be treated as a corporation for federal or state income tax purposes.

         Notwithstanding  anything to the contrary set forth herein,  any Person into which the Master Servicer may be merged or converted or with which it may be consolidated,  or any Person  resulting from any merger,  conversion or  consolidation  to which the Master Servicer shall be a party,  or any Person  succeeding to the business of the
Master Servicer, shall be the successor of the Master Servicer,  hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties hereto.

Section 6.03.       Limitation  on Liability of the Master  Servicer  and Others.  Neither the Master  Servicer nor
any of the  directors  or officers or employees or agents of the Master  Servicer  shall be under any  liability to the  Issuer,  the  Owner  Trustee,  the  Indenture  Trustee  or the  Securityholders  for any  action  taken or for refraining  from the taking of any action in good faith pursuant to this Servicing  Agreement,  provided,  however, that this  provision  shall not protect the Master  Servicer or any such Person  against any liability  which would otherwise be imposed by reason of its willful  misfeasance,  bad faith or gross  negligence in the  performance  of its duties  hereunder or by reason of its reckless  disregard of its obligations and duties  hereunder.  The Master
Servicer  and any  director or officer or employee  or agent of the Master  Servicer  may rely in good faith on any document of any kind prima facie  properly  executed and  submitted by any Person  respecting  any matters  arising hereunder.  The Master  Servicer and any director or officer or employee or agent of the Master  Servicer  shall be indemnified  by the Issuer and held harmless  against any loss,  liability or expense  incurred in connection  with any legal action  relating to this Servicing  Agreement or the  Securities,  including any amount paid to the Owner
Trustee or the Indenture  Trustee pursuant to Section 6.06(b),  other than any loss,  liability or expense incurred by reason of its willful  misfeasance,  bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless  disregard of its  obligations  and duties  hereunder.  The Master  Servicer shall not be under any  obligation to appear in,  prosecute or defend any legal action which is not  incidental to its duties to service the Home Loans in  accordance  with this  Servicing  Agreement,  and which in its opinion may involve it in any expense or liability;  provided,  however,  that the Master Servicer may in its sole  discretion  undertake any such action which it may deem  necessary or desirable in respect of this  Servicing  Agreement,  and the rights and duties of the parties  hereto and the  interests  of the  Securityholders.  In such  event,  the  reasonable  legal expenses and costs of such action and any liability  resulting  therefrom shall be expenses,  costs and liabilities of the Issuer,  and the Master Servicer shall be entitled to be reimbursed  therefor.  The Master  Servicer's right to indemnity or  reimbursement  pursuant to this Section 6.03 shall survive any  resignation  or termination of the
Master  Servicer  pursuant to Section  6.04 or 7.01 with  respect to any  losses,  expenses,  costs or  liabilities arising prior to such  resignation or termination  (or arising from events that occurred prior to such  resignation or termination).

Section 6.04.       Master  Servicer  Not to  Resign.  Subject  to the  provisions  of  Section  6.02,  the  Master
Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon  determination  that the performance of its obligations or duties  hereunder are no longer  permissible  under  applicable law or are in material  conflict by reason of applicable law with any other  activities  carried on by it or its  subsidiaries or
Affiliates,  the other  activities  of the Master  Servicer so causing  such a conflict  being of a type and nature carried on by the Master  Servicer or its  subsidiaries  or Affiliates at the date of this  Servicing  Agreement or
(ii) upon  satisfaction  of the  following  conditions:  (a) the Master  Servicer  shall have  proposed a successor servicer to the Issuer and the  Indenture  Trustee in writing and such  proposed  successor  servicer is reasonably acceptable  to the Issuer,  the Credit  Enhancer  and the  Indenture  Trustee;  (b) each Rating  Agency  shall have delivered a letter to the Issuer,  the Credit  Enhancer and the Indenture  Trustee prior to the  appointment of the successor  servicer stating that the proposed  appointment of such successor  servicer as Master Servicer hereunder will not result in the  reduction  or  withdrawal  of the then  current  rating of the  Securities,  if  determined without  regard to the Credit  Enhancement  Instrument;  and (c) such  proposed  successor  servicer is  reasonably acceptable  to the Credit  Enhancer,  as evidenced by a letter to the Issuer and the Indenture  Trustee,  provided, however,  that no such resignation by the Master Servicer shall become effective until such successor  servicer or, in the case of (i) above,  the  Indenture  Trustee,  as pledgee of the Home  Loans,  shall have  assumed the Master
Servicer's  responsibilities  and  obligations  hereunder or the Indenture  Trustee,  as pledgee of the Home Loans, shall have  designated  a successor  servicer in  accordance  with Section  7.02.  Any such  resignation  shall not relieve the Master Servicer of  responsibility  for any of the  obligations  specified in Sections 7.01 and 7.02 as obligations  that  survive  the  resignation  or  termination  of  the  Master  Servicer.  Any  such  determination permitting  the  resignation  of the Master  Servicer  shall be  evidenced  by an Opinion of Counsel to such effect delivered  to the  Indenture  Trustee  and the  Credit  Enhancer.  The  Master  Servicer  shall pay the  reasonable expenses of the Indenture Trustee in connection with any servicing transition hereunder.

Section 6.05.       Delegation  of Duties.  In the  ordinary  course of business,  the Master  Servicer at any time may delegate any of its duties  hereunder to any Person,  including  any of its  Affiliates,  who agrees to conduct such duties in accordance with standards  comparable to those with which the Master Servicer  complies  pursuant to
Section 3.01. Such delegation  shall not relieve the Master Servicer of its liabilities and  responsibilities  with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

Section 6.06.       Master  Servicer  to  Pay  Indenture   Trustee's  and  Owner  Trustee's  Fees  and  Expenses;
Indemnification.  (a) The  Master  Servicer  covenants  and  agrees  to pay to the  Owner  Trustee,  the  Indenture
Trustee  and any  co-trustee  of the  Indenture  Trustee  or the Owner  Trustee  from  time to time,  and the Owner
Trustee,  the Indenture Trustee and any such co-trustee shall be entitled to, reasonable  compensation (which shall not be limited by any  provision  of law in regard to the  compensation  of a trustee of an express  trust) for all services  rendered  by each of them in the  execution  of the  trusts  created  under the Trust  Agreement  and the
Indenture  and in the exercise  and  performance  of any of the powers and duties under the Trust  Agreement or the
Indenture,  as the case may be, of the Owner  Trustee,  the Indenture  Trustee and any  co-trustee,  and the Master
Servicer will pay or reimburse the Indenture  Trustee and any co-trustee upon request for all reasonable  expenses, disbursements  and advances  incurred or made by the Indenture  Trustee or any co-trustee in accordance with any of the provisions of this Servicing  Agreement or the Indenture  except any such expense,  disbursement  or advance as may arise from its negligence, willful misfeasance or bad faith.

(b)      The Master Servicer  agrees to indemnify the Indenture  Trustee and the Owner Trustee for, and to hold the
Indenture  Trustee and the Owner Trustee,  as the case may be,  harmless  against,  any loss,  liability or expense incurred  without  negligence,  bad faith or willful  misconduct on the part of the Indenture  Trustee or the Owner
Trustee,  as the case may be,  arising out of, or in connection  with, the  acceptance  and  administration  of the
Issuer and the assets thereof,  including the costs and expenses (including  reasonable legal fees and expenses) of defending the Indenture  Trustee or the Owner  Trustee,  as the case may be,  against any claim in connection  with the  exercise  or  performance  of any of its  powers  or  duties  under any  Basic  Document  (including,  without limitation,  any  claim  against  the  Indenture  Trustee  or  the  Owner  Trustee  alleging  a  violation  of  the
Homeownership and Equity Protection Act of 1994, as amended), provided that:

(i)      with respect to any such claim,  the Indenture  Trustee or Owner  Trustee,  as the case may be, shall have given the Master Servicer  written notice thereof  promptly after the Indenture  Trustee or Owner Trustee, as the case may be, shall have actual knowledge thereof;

(ii)     while maintaining  control over its own defense,  the Issuer,  the Indenture Trustee or Owner Trustee,  as
         the case may be, shall  cooperate  and consult fully with the Master  Servicer in preparing  such defense;
         and

(iii)    notwithstanding  anything in this Servicing  Agreement to the contrary,  the Master  Servicer shall not be liable for  settlement of any claim by the  Indenture  Trustee or the Owner  Trustee,  as the case may be, entered into without the prior consent of the Master Servicer.

No  termination  of this  Servicing  Agreement  shall  affect the  obligations  created by this Section 6.06 of the
Master  Servicer to indemnify the Indenture  Trustee and the Owner Trustee under the  conditions  and to the extent set forth herein.

         Notwithstanding  the  foregoing,  the  indemnification  provided by the Master  Servicer in this  Section
6.06(b)  shall not be  available  (a) for any loss,  liability  or  expense of the  Indenture  Trustee or the Owner
Trustee,  including the costs and expenses of defending  itself against any claim,  incurred in connection with any
actions  taken  by  the  Indenture   Trustee  or  the  Owner  Trustee  at  the  direction  of  the  Noteholders  or
Certificateholders,  as the  case  may  be,  pursuant  to the  terms  of  this  Servicing  Agreement  or (b)  where indemnification by the Indenture Trustee is required pursuant to Section 9.05(a).

ARTICLE VII

                                                      DEFAULT

Section 7.01.       Servicing  Default.  If any one of the following events  ("Servicing  Default") shall occur and be continuing:

(i)      Any failure by the Master  Servicer to deposit in the  Custodial  Account or to remit to the Paying  Agent for deposit in the  Payment  Account  any  deposit  required to be made under the terms of this  Servicing
         Agreement  which  continues  unremedied  for a period of five  Business  Days  after  the date upon  which written  notice of such  failure  shall  have  been  given to the  Master  Servicer  by the  Issuer or the
         Indenture  Trustee,  or to the  Master  Servicer,  the  Issuer  and the  Indenture  Trustee  by the Credit
         Enhancer; or

(ii)     Failure on the part of the Master  Servicer  duly to observe or perform in any material  respect any other covenants  or  agreements  of the  Master  Servicer  set  forth  in the  Securities  or in this  Servicing
         Agreement,   which  failure,   in  each  case,   materially   and  adversely   affects  the  interests  of
         Securityholders  or the Credit Enhancer and which  continues  unremedied for a period of 45 days after the date on which  written  notice of such failure,  requiring the same to be remedied,  and stating that such notice is a "Notice of Default"  hereunder,  shall have been given to the Master Servicer by the Issuer or the Indenture  Trustee,  or to the Master  Servicer,  the Issuer and the  Indenture  Trustee by the Credit
         Enhancer; or

(iii)    The entry against the Master  Servicer of a decree or order by a court or agency or supervisory  authority having  jurisdiction  in  the  premises  for  the  appointment  of a  trustee,  conservator,  receiver  or liquidator in any insolvency,  conservatorship,  receivership, readjustment of debt, marshalling of assets and  liabilities or similar  proceedings,  or for the winding up or  liquidation  of its affairs,  and the continuance  of any such  decree  or order  undischarged  or  unstayed  and in  effect  for a period of 60 consecutive days; or

(iv)     The Master Servicer shall  voluntarily go into  liquidation,  consent to the appointment of a conservator, receiver,  liquidator or similar person in any  insolvency,  readjustment  of debt,  marshalling of assets and  liabilities or similar  proceedings of or relating to the Master Servicer or of or relating to all or substantially  all of its  property,  or a decree  or order of a court,  agency or  supervisory  authority having  jurisdiction  in the  premises for the  appointment  of a  conservator,  receiver,  liquidator  or similar person in any insolvency,  readjustment of debt,  marshalling of assets and liabilities or similar proceedings,  or for the  winding-up or liquidation  of its affairs,  shall have been entered  against the
         Master Servicer and such decree or order shall have remained in force  undischarged,  unbonded or unstayed for a period of 60 days;  or the Master  Servicer  shall admit in writing its  inability  to pay its debts generally  as they  become  due,  file a  petition  to take  advantage  of any  applicable  insolvency  or reorganization  statute,  make an  assignment  for the benefit of its  creditors  or  voluntarily  suspend payment of its obligations.

Then, and in every such case, so long as a Servicing  Default shall not have been remedied by the Master  Servicer, either  the  Issuer or the  Indenture  Trustee,  with the  consent  of the  Credit  Enhancer  (so long as no Credit
Enhancer  Default has occurred and is continuing),  or the Credit  Enhancer (so long as no Credit Enhancer  Default has  occurred and is  continuing),  by notice then given in writing to the Master  Servicer  (and to the Issuer and the Indenture  Trustee if given by the Credit  Enhancer) may  terminate  all of the rights and  obligations  of the
Master Servicer as servicer under this Servicing  Agreement other than its right to receive servicing  compensation and expenses for servicing the Home Loans  hereunder  during any period prior to the date of such  termination  and the  Issuer or the  Indenture  Trustee  with the  consent  of the Credit  Enhancer  (so long as no Credit  Enhancer
Default  has  occurred  and is  continuing),  or the Credit  Enhancer  (so long as no Credit  Enhancer  Default has occurred and is  continuing)  may exercise any and all other remedies  available at law or equity.  Any such notice to the Master Servicer shall also be given to each Rating Agency,  the Indenture  Trustee,  the Credit Enhancer and
the Issuer.  On or after the receipt by the Master  Servicer of such written  notice,  all  authority  and power of the Master  Servicer  under this Servicing  Agreement,  whether with respect to the Securities or the Home Loans or otherwise,  shall pass to and be vested in the  Indenture  Trustee as successor  Master  Servicer,  pursuant to and under this Section 7.01;  and,  without  limitation,  the Indenture  Trustee is hereby  authorized and empowered to execute and deliver,  on behalf of the Master Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other  instruments,  and to do or accomplish  all other acts or things  necessary or  appropriate to effect the purposes of such notice of  termination,  whether to complete the transfer  and  endorsement  of each Home Loan and related  documents,  or otherwise.  The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the  termination  of the  responsibilities  and  rights  of  the  Master  Servicer  hereunder,  including,  without limitation,  the transfer to the Indenture  Trustee for the  administration  by it of all cash amounts  relating to the Home Loans that shall at the time be held by the Master  Servicer and to be  deposited  by it in the  Custodial
Account,  or that have been  deposited by the Master  Servicer in the Custodial  Account or thereafter  received by the Master  Servicer  with  respect to the Home  Loans.  All  reasonable  costs and  expenses  (including,  but not limited to,  attorneys'  fees)  incurred in  connection  with  amending  this  Servicing  Agreement to reflect such succession as Master Servicer  pursuant to this Section 7.01 shall be paid by the  predecessor  Master Servicer (or if the predecessor  Master Servicer is the Indenture  Trustee,  the initial Master  Servicer) upon  presentation of reasonable documentation of such costs and expenses.

         Notwithstanding  any termination of the activities of the Master Servicer  hereunder,  the Master Servicer shall be  entitled to receive,  out of any late  collection  of a payment on a Home Loan which was due prior to the notice  terminating the Master  Servicer's  rights and obligations  hereunder and received after such notice,  that portion to which the Master  Servicer  would have been  entitled  pursuant to Sections  3.03 and 3.09 and any other amounts  payable to the Master  Servicer  hereunder the  entitlement to which arose prior to the termination of its activities hereunder.

         Notwithstanding  the  foregoing,  a delay in or  failure of  performance  under  Section  7.01(i) or under
Section  7.01(ii) after the applicable grace periods  specified in such Sections,  shall not constitute a Servicing
Default if such delay or failure  could not be  prevented  by the  exercise of  reasonable  diligence by the Master
Servicer  and such  delay  or  failure  was  caused  by an act of God or the  public  enemy,  acts of  declared  or undeclared war,  public  disorder,  rebellion or sabotage,  epidemics,  landslides,  lightning,  fire,  hurricanes, earthquakes,  floods or similar  causes.  The preceding  sentence shall not relieve the Master  Servicer from using reasonable  efforts to perform its respective  obligations in a timely manner in accordance  with the terms of this
Servicing  Agreement  and the Master  Servicer  shall provide the Indenture  Trustee,  the Credit  Enhancer and the
Securityholders  with  notice of such  failure or delay by it,  together  with a  description  of its efforts to so perform its obligations.  The Master Servicer shall immediately notify the Indenture  Trustee,  the Credit Enhancer and the Issuer in writing of any Servicing Default.

Section 7.02.       Indenture  Trustee  to Act;  Appointment  of  Successor.  (a) On and after the time the  Master
Servicer  receives a notice of  termination  pursuant to Section 7.01 or sends a notice  pursuant to Section  6.04, the Indenture  Trustee  shall be the  successor in all respects to the Master  Servicer in its capacity as servicer under this Servicing  Agreement and the  transactions  set forth or provided for herein and shall be subject to all the  responsibilities,  duties and  liabilities  relating  thereto  placed on the Master  Servicer by the terms and provisions  hereof.  Nothing in this Servicing  Agreement or in the Trust Agreement shall be construed to permit or require  the  Indenture  Trustee to (i)  succeed to the  responsibilities,  duties and  liabilities  of the initial
Master  Servicer  in its  capacity  as Seller  under the Home  Loan  Purchase  Agreement,  (ii) be  responsible  or accountable  for any act or  omission  of the Master  Servicer  prior to the  issuance  of a notice of  termination hereunder,  (iii) require or obligate the  Indenture  Trustee,  in its capacity as successor  Master  Servicer,  to purchase,  repurchase or substitute  any Home Loan,  (iv) fund any losses on any Permitted  Investment  directed by any other Master  Servicer or (v) be responsible  for the  representations  and warranties of the Master  Servicer.
As  compensation  therefor,  the Indenture  Trustee shall be entitled to such  compensation  as the Master Servicer would have been  entitled  to  hereunder  if no such notice of  termination  had been  given.  Notwithstanding  the above,  (i) if the Indenture  Trustee is unwilling to act as successor  Master  Servicer,  or (ii) if the Indenture
Trustee is legally  unable so to act,  the  Indenture  Trustee may (in the  situation  described  in clause (i)) or shall (in the  situation  described  in clause  (ii))  appoint or  petition a court of  competent  jurisdiction  to appoint any  established  housing and home finance  institution,  bank or other  mortgage  loan or home equity loan servicer having a net worth of not less than  $10,000,000 as the successor to the Master Servicer  hereunder in the assumption of all or any part of the  responsibilities,  duties or  liabilities of the Master  Servicer  hereunder;
provided that any such successor  Master Servicer shall be acceptable to the Credit  Enhancer,  as evidenced by the
Credit  Enhancer's  prior written consent (so long as no Credit  Enhancer  Default has occurred and is continuing), which consent shall not be unreasonably  withheld,  and provided further that the appointment of any such successor
Master  Servicer  will not result in the  qualification,  reduction or  withdrawal  of the ratings  assigned to the
Securities by the Rating  Agencies,  if determined  without regard to the Credit  Enhancement  Instrument.  Pending appointment  of a successor to the Master  Servicer  hereunder,  unless the Indenture  Trustee is prohibited by law from so acting,  the  Indenture  Trustee shall act in such capacity as herein above  provided.  In connection  with such  appointment and assumption,  the successor  Master Servicer shall be entitled to receive  compensation out of payments on Home Loans in an amount  equal to the  compensation  which the Master  Servicer  would  otherwise  have received  pursuant to Section 3.09 (or such lesser  compensation as the Indenture  Trustee and such successor shall agree).  The appointment of a successor  Master  Servicer shall not affect any liability of the predecessor  Master
Servicer  which may have  arisen  under  this  Servicing  Agreement  prior to its  termination  as Master  Servicer
(including,  without  limitation,  the  obligation  to purchase  Home Loans  pursuant to Section  3.01,  to pay any deductible  under an insurance  policy pursuant to Section 3.04 or to indemnify the Indenture  Trustee  pursuant to
Section  6.06),  nor shall any  successor  Master  Servicer be liable for any acts or omissions of the  predecessor
Master Servicer or for any breach by such Master  Servicer of any of its  representations  or warranties  contained herein or in any related  document or agreement.  The Indenture  Trustee and such successor shall take such action, consistent with this Servicing Agreement, as shall be necessary to effectuate any such succession.

(b)      Any successor,  including the Indenture Trustee,  to the Master Servicer as servicer shall during the term of its  service  as  servicer  (i)  continue  to  service  and  administer  the Home  Loans for the  benefit of the
Securityholders,  (ii)  maintain in force a policy or policies of insurance  covering  errors and  omissions in the performance  of its  obligations  as Master  Servicer  hereunder  and a fidelity  bond in respect of its  officers, employees  and agents to the same extent as the Master  Servicer is so required  pursuant to Section 3.13 and (iii)
be bound by the terms of the Insurance Agreement.

(c)      Any successor  Master  Servicer,  including the  Indenture  Trustee,  shall not be deemed in default or to have breached its duties  hereunder if the predecessor  Master Servicer shall fail to deliver any required  deposit to the Custodial Account or otherwise cooperate with any required servicing transfer or succession hereunder.

(d)      In connection  with the  termination  or  resignation  of the Master  Servicer  hereunder,  either (i) the successor Master Servicer,  including the Indenture  Trustee if the Indenture Trustee is acting as successor Master
Servicer,  shall  represent  and warrant that it is a member of MERS in good  standing and shall agree to comply in all material  respects with the rules and  procedures  of MERS in  connection  with the servicing of the Home Loans that are registered  with MERS, in which case the  predecessor  Master  Servicer shall cooperate with the successor
Master  Servicer in causing  MERS to revise its  records to reflect the  transfer  of  servicing  to the  successor
Master  Servicer as necessary  under MERS' rules and  regulations,  or (ii) the  predecessor  Master Servicer shall cooperate  with the successor  Master  Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable  form to transfer the Mortgage from MERS to the Indenture  Trustee and to execute and deliver such other notices,  documents and other  instruments  as may be necessary or desirable to effect a transfer of such Home Loan or  servicing  of such Home Loan on the MERS  System to the  successor  Master  Servicer.  The  predecessor  Master
Servicer  shall  file  or  cause  to be  filed  any  such  assignment  in the  appropriate  recording  office.  The predecessor  Master  Servicer shall bear any and all fees of MERS,  costs of preparing any assignments of Mortgage, and fees and costs of filing any  assignments  of Mortgage  that may be required  under this  subsection  (d).  The successor  Master  Servicer shall cause such  assignment to be delivered to the Indenture  Trustee or the Custodian promptly  upon  receipt of the  original  with  evidence of  recording  thereon or a copy  certified  by the public recording office in which such assignment was recorded.

Section 7.03.       Notification  to  Securityholders.  Upon any  termination  of or  appointment of a successor to the Master Servicer  pursuant to this Article VII or Section 6.04, the Indenture  Trustee shall give prompt written notice thereof to the Securityholders, the Credit Enhancer, the Issuer and each Rating Agency.

Section 7.04.       Servicing  Trigger;   Removal  of  Master  Servicer.  (a)  Upon  determination  by  the  Credit
Enhancer that a Servicing  Trigger has occurred,  the Credit  Enhancer shall give notice of such Servicing  Trigger to the Master Servicer, the Depositor, the Indenture Trustee and to each Rating Agency.

(b)      At any time after such  determination  and while a Servicing  Trigger is continuing,  the Credit  Enhancer may  direct  the  Indenture  Trustee in writing  to remove  the  Master  Servicer  if the Credit  Enhancer  makes a determination  that the manner of master  servicing was a factor  contributing to the size of the  delinquencies or losses incurred in the Trust Estate.

(c)      Upon  receipt of  directions  to remove the Master  Servicer  pursuant to the  preceding  clause (b),  the
Indenture  Trustee shall notify the Master  Servicer that it has been  terminated and the Master  Servicer shall be terminated in the same manner as specified in Sections 7.01 and 7.02.

(d)      After  notice of  occurrence  of a  Servicing  Trigger  has been  given and while a  Servicing  Trigger is continuing,  until and unless the Master  Servicer has been removed as provided in clause (b), the Master  Servicer covenants and agrees to act as the Master  Servicer for a term from the occurrence of the Servicing  Trigger to the end of the  calendar  quarter in which  such  Servicing  Trigger  occurs,  which term may at the Credit  Enhancer's discretion be extended by notice to the Indenture  Trustee for successive  terms of three (3) calendar months each, until the  termination  of the Trust  Estate.  The Master  Servicer  will,  upon the receipt of each such notice of extension (a "Master Servicer  Extension  Notice") become bound for the duration of the term covered by such Master
Servicer  Extension  Notice to continue as Master Servicer  subject to and in accordance  with this Agreement.  If, as of the fifteenth  (15th) day prior to the last day of any term as the Master  Servicer,  the  Indenture  Trustee shall not have received any Master  Servicer  Extension  Notice from the Credit  Enhancer,  the  Indenture  Trustee shall,  within five (5) Business Days  thereafter,  give written  notice of such no receipt to the Credit  Enhancer and the Master  Servicer.  If any such term expires without a Master Servicer  Extension  Notice then the Indenture
Trustee shall act as successor or appoint a successor Master Servicer as provided in Section 7.02.

(e)      No  provision of this  Section  7.04 shall have the effect of limiting  the rights of the  Depositor,  the
Indenture Trustee, the Securityholders or the Credit Enhancer under Section 7.01.

ARTICLE VIII

                                             MISCELLANEOUS PROVISIONS

Section 8.01.       Amendment.  This  Servicing  Agreement may be amended from time to time by the parties  hereto, provided  that any  amendment be  accompanied  by a letter from the Rating  Agencies  that the  amendment  will not result in the  downgrading  or  withdrawal  of the rating then assigned to the  Securities,  if determined  without regard  to the  Credit  Enhancement  Instrument,  and the  consent  of the  Credit  Enhancer  (so long as no Credit
Enhancer  Default has occurred and is continuing)  and the Indenture  Trustee.  Promptly after the execution by the
Master  Servicer,  the Issuer and the Indenture  Trustee of any amendment of this Servicing  Agreement  pursuant to this Section 8.01, the Indenture  Trustee shall provide the Custodian with written copies  thereof.  Any failure of the Indenture Trustee to mail such notice, or any defect therein,  shall not, however,  in any way impair or affect the validity of any such amendment.

Section 8.02.       GOVERNING  LAW. THIS  SERVICING  AGREEMENT  SHALL BE CONSTRUED IN  ACCORDANCE  WITH THE LAWS OF
THE STATE OF NEW YORK,  WITHOUT  REFERENCE  TO ITS  CONFLICTS OF LAW  PROVISIONS  (OTHER THAN  SECTIONS  5-1401 AND
5-1402  OF THE NEW YORK  GENERAL  OBLIGATIONS  LAW),  AND THE  OBLIGATIONS,  RIGHTS  AND  REMEDIES  OF THE  PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.03.       Notices.  All demands,  notices and  communications  hereunder shall be in writing and shall be deemed to have been duly given if personally  delivered at or mailed by certified mail,  return receipt  requested, to (a) in the case of the Master Servicer,  2255 North Ontario Street, Suite 400, Burbank,  California  91504-3120,
Attention:  Addition  Director - Bond  Administration,  (b) in the case of Moody's,  Home Mortgage Loan  Monitoring
Group,  99 Church  Street,  4th Floor,  New York,  New York 10007,  (c) in the case of Standard & Poor's,  55 Water
Street - 41st Floor,  New York, New York 10041,  Attention:  Residential  Mortgage  Surveillance  Group, (d) in the
case of the Owner Trustee,  Wilmington Trust Company,  Rodney Square North,  1100 North Market Street,  Wilmington,
Delaware 19890-0001,  Attention: Corporate Trust Administration,  (e) in the case of the Issuer, to Home Loan Trust
2007-HI1, c/o Owner Trustee,  Wilmington Trust Company, Rodney Square North, 1100 North Market Street,  Wilmington,
Delaware 19890-0001,  Attention: Corporate Trust Administration,  (f) in the case of the Indenture Trustee, LaSalle
Bank National  Association,  135 S. LaSalle St.,  Suite 1511 Chicago,  IL 60603  Attention:  Global  Securities and
Trust Services,  RFMSII 2007-HI1,  (g) in the case of the Credit Enhancer,  Financial  Guaranty  Insurance Company,
125 Park Avenue, New York, New York 10017,  Attention:  Structured Finance  Surveillance (Home Loan Trust 2007-HI1)
(h) in the case of the  Underwriter to Bear,  Stearns & Co. Inc.,  383 Madison  Avenue,  11th Floor,  New York, New
York 10179  Attention:  Joseph  Jurkowski;  or, as to each party,  at such other  address as shall be designated by such  party in a  written  notice  to each  other  party.  Any  notice  required  or  permitted  to be  mailed to a
Securityholder  shall be given by first class mail,  postage  prepaid,  at the  address of such  Securityholder  as shown in the  Register.  Any notice so mailed  within the time  prescribed  in this  Servicing  Agreement  shall be conclusively  presumed  to have been duly  given,  whether or not the  Securityholder  receives  such  notice.  Any notice or other  document  required to be delivered or mailed by the  Indenture  Trustee to any Rating Agency shall be given on a  reasonable  efforts  basis and only as a matter of  courtesy  and  accommodation  and the  Indenture
Trustee shall have no liability for failure to delivery such notice or document to any Rating Agency.

Section 8.04.       Severability  of  Provisions.  If any one or more of the covenants,  agreements,  provisions or terms  of this  Servicing  Agreement  shall  be for any  reason  whatsoever  held  invalid,  then  such  covenants, agreements,  provisions or terms shall be deemed severable from the remaining covenants, agreements,  provisions or terms of this  Servicing  Agreement  and  shall in no way  affect  the  validity  or  enforceability  of the  other provisions of this Servicing Agreement or of the Securities or the rights of the Securityholders thereof.

Section 8.05.       Third-Party  Beneficiaries.  This  Servicing  Agreement  shall  inure to the  benefit of and be binding upon the parties hereto, the Securityholders,  the Credit Enhancer,  the Owner Trustee and their respective successors  and  permitted  assigns.  Except as otherwise  provided in this  Servicing  Agreement,  no other Person shall have any right or obligation  hereunder.  The Credit Enhancer is a third-party  beneficiary of this Servicing
Agreement.

Section 8.06.       Counterparts.  This  instrument  may be executed in any number of  counterparts,  each of which so executed shall be deemed to be an original,  but all such  counterparts  shall  together  constitute but one and the same instrument.

Section 8.07.       Effect of Headings  and Table of  Contents.  The Article  and Section  headings  herein and the
Table of Contents are for convenience only and shall not affect the construction hereof.

Section 8.08.       Termination  Upon Purchase by the Master  Servicer or Liquidation  of All Home Loans;  Partial
Redemption.  (a) The  respective  obligations  and  responsibilities  of the  Master  Servicer,  the Issuer and the
Indenture  Trustee  created hereby shall terminate upon the last action required to be taken by the Issuer pursuant to the Trust Agreement and by the Indenture Trustee pursuant to the Indenture following the earlier of:

(i)      the date on or before which the Indenture or Trust Agreement is terminated, or

(ii)     the  purchase  by the  Master  Servicer  from the Issuer of all Home Loans and all  property  acquired  in respect of any Home Loan at a price equal to the Termination Price.

The right of the  Master  Servicer  to  purchase  the  assets of the Issuer  pursuant  to clause  (ii) above on any
Payment Date is  conditioned  upon the Pool Balance (after  applying  payments  received in the related  Collection
Period) as of such Payment Date being less than ten percent of the  aggregate of the Cut-off Date Loan  Balances of the Home Loans;  provided,  however, that no such purchase will be permitted if it would result in a draw under the
Credit Enhancement  Instrument or will result in any amounts owing to the Credit Enhancer  remaining  unreimbursed, unless,  in either case, the Credit Enhancer  consents (so long as no Credit  Enhancer  Default has occurred and is continuing)  in writing to the purchase.  If such right is exercised by the Master  Servicer,  the Master  Servicer shall deposit the Termination  Price calculated  pursuant to clause (ii) above with the Indenture  Trustee pursuant to Section 4.10 of the Indenture and, upon the receipt of such deposit,  the Indenture  Trustee or Custodian  shall release to the Master Servicer, the files pertaining to the Home Loans being purchased.

(b)      The Master  Servicer,  at its expense,  shall prepare and deliver to the Indenture  Trustee for execution, at the time the Home Loans are to be released to the Master  Servicer,  appropriate  documents  assigning each such
Home Loan from the Indenture Trustee or the Issuer to the Master Servicer or the appropriate party.

(c)      The Master  Servicer  shall give the Indenture  Trustee not less than seven  Business  Days' prior written notice of the Payment Date on which the Master Servicer  anticipates  that the final  distribution  will be made to
Noteholders.  Notice of any  termination,  specifying the  anticipated  Final Insured Payment Date or other Payment
Date (which  shall be a date that would  otherwise  be a Payment  Date) upon which the  Noteholders  may  surrender their Notes to the  Indenture  Trustee (if so required by the terms  hereof) for payment of the final  distribution and cancellation, shall be given promptly by the Master Servicer to the Indenture Trustee specifying:

(i)      the  anticipated  Final  Insured  Payment Date or other Payment Date upon which final payment of the Notes is  anticipated  to be made  upon  presentation  and  surrender  of Notes at the  office  or agency of the
         Indenture Trustee therein designated; and

(ii)     the amount of any such final payment, if known.

Section 8.09.       Certain  Matters  Affecting  the  Indenture  Trustee.   For  all  purposes  of  this  Servicing
Agreement,  in the  performance  of any of its  duties  or in the  exercise  of any of its  powers  hereunder,  the
Indenture Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

Section 8.10.       Owner Trustee Not Liable for Related  Documents.  The recitals  contained herein shall be taken as the statements of the Depositor,  and the Owner Trustee assumes no responsibility  for the correctness  thereof.
The Owner Trustee makes no  representations as to the validity or sufficiency of this Servicing  Agreement,  of any
Basic Document or of the Certificates  (other than the signatures of the Owner Trustee on the  Certificates) or the
Notes,  or of any Related  Documents,  or of MERS or the MERS(R)System.  The Owner Trustee shall at no time have any responsibility  or liability  with respect to the  sufficiency of the Owner Trust Estate or its ability to generate the  payments to be  distributed  to  Certificateholders  under the Trust  Agreement or the  Noteholders  under the
Indenture,  including,  the  compliance  by the  Depositor or the Seller with any warranty or  representation  made under any Basic  Document or in any related  document or the accuracy of any such  warranty or  representation,  or any action of the Certificate  Paying Agent, the Certificate  Registrar or the Indenture  Trustee taken in the name of the Owner Trustee.

ARTICLE IX

                                           COMPLIANCE WITH REGULATION AB

Section 9.01.       Intent of Parties; Reasonableness.

         The Depositor,  the Indenture  Trustee and the Master  Servicer  acknowledge and agree that the purpose of this Article IX is to  facilitate  compliance  by the  Depositor  with the  provisions of Regulation AB and related rules and  regulations  of the  Commission.  The  Depositor  shall not  exercise  its right to request  delivery of information  or other  performance  under these  provisions  other than in good faith,  or for purposes  other than compliance  with the Securities  Act, the Exchange Act and the rules and  regulations  of the Commission  under the
Securities  Act and the Exchange  Act.  Each of the Master  Servicer and the Indenture  Trustee  acknowledges  that interpretations  of the  requirements of Regulation AB may change over time,  whether due to interpretive  guidance provided by the Commission or its staff,  consensus among participants in the  mortgage-backed  securities markets, advice of counsel,  or  otherwise,  and agrees to comply with  reasonable  requests  made by the  Depositor in good faith for delivery of information  under these  provisions on the basis of evolving  interpretations  of Regulation
AB. Each of the Master  Servicer  and the  Indenture  Trustee  shall  cooperate  reasonably  with the  Depositor to deliver to the  Depositor  (including  any of its  assignees or  designees),  any and all  disclosure,  statements, reports,  certifications,  records and any other information necessary in the reasonable,  good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 9.02.       Additional Representations and Warranties of the Indenture Trustee.

(a)      The  Indenture  Trustee  shall be deemed to represent to the  Depositor as of the Closing Date and on each date on which  information  is provided to the Depositor  under  Sections  9.01,  9.02(b) or  9.03 that,  except as disclosed in writing to the  Depositor  prior to such date:  (i) it is not aware and has not  received  notice that any default,  early amortization or other performance  triggering event has occurred as to any other Securitization
Transaction  due to any default of the Indenture  Trustee;  (ii) there  are no aspects of its  financial  condition that  could  have a  material  adverse  effect on the  performance  by it of its  trustee  obligations  under  this
Agreement  or any other  Securitization  Transaction  as to which it is the  trustee;  (iii) there  are no material legal or  governmental  proceedings  pending  (or known to be  contemplated) against  it that would be  material to
Noteholders;  (iv) there are no  relationships  or transactions  relating to the Indenture  Trustee with respect to the Depositor or any sponsor, issuing entity, servicer, trustee,  originator,  significant obligor,  enhancement or support  provider or other material  transaction  party (as such terms are used in Regulation  AB) relating  to the
Securitization  Transaction  contemplated  by this  Servicing  Agreement,  as  identified  by the  Depositor to the
Indenture  Trustee in writing as of the Closing Date (each,  a "Transaction  Party") that  are outside the ordinary course of  business  or on terms other than would be obtained  in an arm's  length  transaction  with an  unrelated third party, apart from the Securitization  Transaction,  and that are material to the investors'  understanding of the Notes;  and (v) the  Indenture  Trustee is not an affiliate  of any  Transaction  Party.  The  Depositor  shall notify the Indenture Trustee of any change in the identity of a Transaction Party after the Closing Date.

(b)      If so requested by the  Depositor on any date  following the Closing Date,  the Indenture  Trustee  shall, within five  Business  Days  following  such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph (a) of this Section or, if any such  representation  and warranty is not accurate as of the date of such confirmation,  provide the pertinent facts, in writing,  to the Depositor.  Any such request from the Depositor  shall not be given more than once each  calendar  quarter,  unless the  Depositor  shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

Section 9.03.       Information to Be Provided by the Indenture Trustee.

         For so long as the  Notes are  outstanding,  for the  purpose  of  satisfying  the  Depositor's  reporting obligation  under the Exchange Act with respect to any Class of Notes,  the Indenture  Trustee shall provide to the
Depositor a written  description of (a) any  litigation or governmental  proceedings  pending against the Indenture
Trustee as of the last day of each calendar month that would be material to Noteholders,  and (b) any  affiliations or relationships  (as described in Item 1119 of Regulation  AB) that develop following the Closing Date between the
Indenture  Trustee and any Transaction Party of the type described in  Section 9.02(a)(iv) or  9.02(a)(v) as of the last day of each calendar year. Any  descriptions  required with respect to legal  proceedings,  as well as updates to  previously  provided  descriptions,  under this  Section 9.03  shall be given no later than five  Business Days prior to the  Determination  Date  following  the month in which the  relevant  event  occurs,  and any notices and descriptions required with respect to affiliations,  as well as updates to previously provided descriptions,  under this  Section 9.03  shall be given no later than January 31 of the calendar  year  following  the year in which the relevant  event occurs.  As of the date the Depositor or Master  Servicer files each Report on Form 10-D and Report on Form 10-K with respect to the Notes,  the  Indenture  Trustee will be deemed to represent  that any  information previously  provided under this Article IX is materially  correct and does not have any material  omissions  unless the Indenture  Trustee has provided an update to such  information.  The Depositor will allow the Indenture Trustee to review any  disclosure  relating  to material  litigation  against the  Indenture  Trustee  prior to filing such disclosure  with the  Commission  to the extent the  Depositor  changes the  information  provided by the Indenture
Trustee.

Section 9.04.       Report on Assessment of Compliance and Attestation.

         On or before March 15 of each calendar year, the Indenture Trustee shall:

(a)      deliver to the  Depositor  a report  (in form and  substance  reasonably  satisfactory  to the  Depositor)
regarding the Indenture  Trustee's  assessment of compliance  with the  applicable  Servicing  Criteria  during the immediately  preceding  calendar  year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122
of  Regulation  AB. Such report shall be  addressed to the  Depositor  and signed by an  authorized  officer of the
Indenture Trustee, and shall address each of the Servicing Criteria specified on Exhibit F hereto; and

(b)      deliver to the Depositor a report of a registered  public  accounting  firm  reasonably  acceptable to the
Depositor  that  attests  to, and  reports on, the  assessment  of  compliance  made by the  Indenture  Trustee and delivered  pursuant to the preceding  paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and
2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 9.05.       Indemnification; Remedies.

(a)      The  Indenture  Trustee  shall  indemnify  the  Depositor,  each  affiliate of the  Depositor,  the Master
Servicer and each broker dealer acting as underwriter,  placement  agent or Initial  Purchaser of the Notes or each
Person who controls any of such parties  (within the meaning of Section 15 of the  Securities Act and Section 20 of
the Exchange Act); and the respective present and former directors,  officers,  employees and agents of each of the foregoing,  and  shall  hold  each of them  harmless  from and  against  any  losses,  damages,  penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain arising out of or based upon:

(i)      (A) any untrue  statement of a material  fact  contained  or alleged to be  contained in any  information, report,  certification,  accountants'  attestation or other material  provided under this Article IX by or on behalf of the  Indenture  Trustee  (collectively,  the  "Indenture  Trustee  Information"),  or (B) the
         omission or alleged  omission to state in the  Indenture  Trustee  Information a material fact required to be stated in the Indenture Trustee  Information or necessary in order to make the statements  therein,  in the  light  of the  circumstances  under  which  they  were  made,  not  misleading;  provided,  by way of clarification,  that  clause (B) of this paragraph shall be construed solely by reference to the Indenture
         Trustee  Information and not to any other  information  communicated in connection with a sale or purchase of securities,  without  regard to whether the Indenture  Trustee  Information  or any portion  thereof is presented together with or separately from such other information; or

(ii)     any failure by the Indenture Trustee to deliver any information,  report,  certification or other material when and as required  under this Article IX, other than a failure by the Indenture  Trustee to deliver the accountants' attestation.

(b)      In the case of any failure of  performance  described  in clause (ii) of Section  9.05(a),  the  Indenture
Trustee shall (i) promptly  reimburse the Depositor for all costs reasonably  incurred by the Depositor in order to obtain the  information,  report,  certification,  accountants'  attestation  or other  material  not  delivered as required by the  Indenture  Trustee and (ii)  cooperate  with the Depositor to mitigate any damages that may result from such failure.

(c)      The Depositor  and the Master  Servicer  shall  indemnify the  Indenture  Trustee,  each  affiliate of the
Indenture  Trustee or each Person who controls  the  Indenture  Trustee  (within the meaning of  Section 15  of the
Securities Act and Section 20 of the Exchange Act),  and the  respective  present and former  directors,  officers, employees  and agents of the Indenture  Trustee,  and shall hold each of them harmless from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses  and related  costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain  arising out of or based upon (i) any untrue  statement of a material fact contained or alleged to be contained in any  information  provided under this Servicing  Agreement by or on behalf of the  Depositor or Master  Servicer for  inclusion  in any report  filed with  Commission  under the
Exchange Act (collectively,  the "RFC  Information"),  or (ii) the omission or alleged omission to state in the RFC
Information  a  material  fact  required  to be stated in the RFC  Information  or  necessary  in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading;  provided,  by way of  clarification,  that  clause (ii) of  this  paragraph  shall be  construed  solely by  reference to the RFC
Information  and not to any other  information  communicated  in connection  with a sale or purchase of securities, without  regard to whether the RFC  Information  or any portion  thereof is presented  together  with or separately from such other information.

(a)

         IN WITNESS WHEREOF, the Master Servicer, the Indenture Trustee and the Issuer have caused this Servicing
Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                                     RESIDENTIAL FUNDING COMPANY, LLC,
                                                     as Master Servicer

                                                     By:  /s/ Tim Jacobson
                                                     Name:  Tim Jacobson
                                                     Title:    Associate

                                                     HOME LOAN TRUST 2007-HI1

                                                      By:  WILMINGTON TRUST COMPANY
                                                           not in its individual capacity but solely
                                                           as Owner Trustee

                                                     By: /s/ Michele C. Harra
                                                     Name: Michele C. Harra
                                                     Title:   Financial Services Officer

                                                     LASALLE BANK NATIONAL ASSOCIATION
                                                     as Indenture Trustee

                                                     By: /s/ Susan L. Feld
                                                     Name: Susan L. Feld
                                                     Title:   Vice President

Acknowledged and Agreed
solely with respect to Article IX:

RESIDENTIAL FUNDING
MORTGAGE SECURITIES II, INC.

By: /s/ Jeffrey Blaschko
Name:  Jeffrey Blaschko
Title:    Vice President

                                                     EXHIBIT A

                                                HOME LOAN SCHEDULE

                                            TO BE PROVIDED UPON REQUEST

                                                     EXHIBIT B

                                             LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PREMISES:

That LaSalle Bank National Association, as Indenture Trustee (the "Trustee"), under the Indenture (the
"Indenture") among ________________________________________ and the Indenture Trustee, a national banking association organized and existing under the laws of the United States, and having its principal office located at 135 S. LaSalle St., Suite 1511, in the City of Chicago in the State of Illinois, hath made, constituted and appointed, and does by these presents make, constitute and appoint Residential Funding Company, LLC, a limited liability company organized and existing under the laws of the State of Delaware, its true and lawful
Attorney-in-Fact, with full power and authority to sign, execute, acknowledge, deliver, file for record, and record any instrument on its behalf and to perform such other act or acts as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the mortgages or deeds of trust (the "Mortgages" and the "Deeds of Trust", respectively) creating a trust or second lien or an estate in fee simple interest in real property securing a Home Loan and promissory notes secured thereby (the
"Mortgage Notes") for which the undersigned is acting as Indenture Trustee for various Securityholders (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of Endorsement of the Mortgage Note secured by any such Mortgage or Deed of Trust) and for which Residential Funding Company, LLC is acting as master servicer pursuant to a Servicing Agreement, dated as of March 30, 2007 (the "Servicing
Agreement").  This appointment shall apply only to transactions which the Trustee is authorized to enter into under the Indenture, but in no event shall apply to any transactions other than the following enumerated transactions only:

         1.       The  modification  or  re-recording  of a Mortgage or Deed of Trust,  where said  modification or re-recording  is for the purpose of  correcting  the Mortgage or Deed of Trust to conform same to the  original  intent of the parties  thereto or to correct  title errors  discovered  after such title insurance was issued and said  modification or re-recording,  in either instance,  does not adversely affect the lien of the Mortgage or Deed of Trust as insured.

         2.       The  subordination  of the  lien of a  Mortgage  or Deed of Trust  to an  easement  in favor of a public  utility  company  or a  government  agency or unit with  powers of eminent  domain;  this section shall  include,  without  limitation,  the  execution of partial  satisfactions/releases, partial reconveyances or the execution of requests to trustees to accomplish same.

         3.       With  respect to a Mortgage or Deed of Trust,  the  foreclosure,  the taking of a deed in lieu of
                  foreclosure,   or  the  completion  of  judicial  or  non-judicial  foreclosure  or  termination, cancellation or rescission of any such foreclosure,  including,  without limitation,  any and all of the following acts:

                  a.       The  substitution of trustee(s)  serving under a Deed of Trust, in accordance with state law and the Deed of Trust;

                  b.       Statements of breach or non-performance;

                  c.       Notices of default;

                  d.       Cancellations/rescissions of notices of default and/or notices of sale;

                  e.       The taking of a deed in lieu of foreclosure; and

                  f.       Such other  documents  and actions as may be necessary  under the terms of the Mortgage,
                           Deed of Trust or state law to expeditiously complete said transactions.

         4.       The  conveyance  of the  properties to the mortgage  insurer,  or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

         5.       The completion of loan assumption agreements.

         6.       The full  satisfaction/release  of a Mortgage or Deed of Trust or full  reconveyance upon payment and discharge of all sums secured thereby,  including,  without  limitation,  cancellation of the related Mortgage Note.

         7.       The  assignment  of any Mortgage or Deed of Trust and the related  Mortgage  Note,  in connection with the repurchase of the Home Loan secured and evidenced  thereby  pursuant to the requirements of a Residential  Funding Company,  LLC Seller Contract,  or the removal of any Mortgage from the
                  MERS(R)System or the re-recording of such Mortgage in the name of MERS.

         8.       The full  assignment  of a  Mortgage  or Deed of Trust upon  payment  and  discharge  of all sums secured thereby in conjunction with the refinancing thereof,  including,  without limitation, the endorsement of the related Mortgage Note.

         9.       The  modification  or  re-recording  of a Mortgage or Deed of Trust,  where said  modification or re-recording  is for the purpose of any  modification  pursuant to Section 3.01 of the  Servicing
                  Agreement.

         10.      The  subordination  of the lien of a Mortgage or Deed of Trust,  where said  subordination  is in connection with any  modification  pursuant to Section 3.01 of the Servicing  Agreement,  and the
                  execution of partial satisfactions/releases in connection with such same Section 3.01.

The  undersigned  gives said  Attorney-in-Fact  full power and authority to execute such  instruments and to do and perform all and every act and thing  necessary  and proper to carry into  effect the power or powers  granted by or under this  Limited  Power of  Attorney as fully as the  undersigned  might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

Capitalized  terms used herein that are not otherwise  defined shall have the meanings ascribed thereto in Appendix
A to the Indenture.

Third  parties  without  actual  notice may rely upon the exercise of the power granted under this Limited Power of
Attorney;  and may be satisfied  that this Limited  Power of Attorney  shall  continue in full force and effect has not been revoked unless an instrument of revocation has been made in writing by the undersigned.

Notwithstanding  anything  contained in this Limited Power of Attorney to the contrary,  the Master  Servicer shall not,  without the  Indenture  Trustee's  written  consent:  (i) initiate any action,  suit or  proceeding  directly relating to the servicing of a Home Loan solely under the Indenture  Trustee's  name without  indicating the Master
Servicer's  representative  capacity;  (ii) initiate any other action,  suit or proceeding not directly relating to the servicing of a Home Loan (including but not limited to actions,  suits or proceedings against  Securityholders, or against the Depositor or any Seller for breaches of  representations  and warranties) solely under the Indenture
Trustee's  name;  (iii) engage  counsel to represent the Indenture  Trustee in any action,  suit or proceeding  not directly  relating to the  servicing of a Home Loan  (including  but not limited to actions,  suits or  proceedings against  Securityholders,  or against the Depositor or any Seller for breaches of representations  and warranties);
or (iv) prepare,  execute or deliver any government filings,  forms,  permits,  registrations or other documents or take any action with the intent to cause,  and that actually causes,  the Indenture  Trustee to be registered to do business in any state.

                                                            LASALLE BANK NATIONAL ASSOCIATION, not in its
                                                            individual capacity, but solely as Indenture Trustee
                                                            under the Servicing Agreement and the Indenture

Name:  ______________________________                       Name:__________________________________
Title:                                                      Title:

STATE OF ILLINOIS               )
                                ss.
COUNTY OF COOK                  )

         On this __ day of March,  2007,  before  me the  undersigned,  Notary  Public  of said  State,  personally appeared  _______________________________  personally  known to me to be duly  authorized  officers of LaSalle Bank
National  Association  that  executed  the within  instrument  and  personally  known to me to be the  persons  who executed the within  instrument on behalf of LaSalle Bank National  Association  therein named, and acknowledged to me such LaSalle Bank National Association executed the within instrument pursuant to its by-laws.

                                                     WITNESS my hand and official seal.

                                                     _______________________________
                                                     Notary Public in and for the
                                                     State of ___________________

After recording, please mail to:

_____________________________
_____________________________
_____________________________
Attn:  ________________________

                                                     EXHIBIT C

                                            FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:      _________REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Home Loans, we request the release of the Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)   Home Loan         Prepaid in Full

                                                                       Home Loan Repurchased

"We hereby  certify  that all  amounts  received  or to be  received in  connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."

_____________________________________
Residential Funding Company, LLC
Authorized Signature

******************************************************************************

TO  CUSTODIAN/INDENTURE  TRUSTEE:  Please  acknowledge this request,  and check off documents being enclosed with a copy of this  form.  You  should  retain  this form for your files in  accordance  with the terms of the  Servicing
Agreement.

         Enclosed Documents:                         [ ]      Promissory Note
                                                     [ ]      Mortgage or Deed of Trust
                                                     [ ]      Assignment(s) of Mortgage or
                                                              Deed of Trust
                                                     [ ]      Title Insurance Policy
                                                     [ ]      Other: ___________________________

_________________
Name
_________________
Title
_________________
Date

                                                     EXHIBIT D

                                           FORM OF FORM 10-K CERTIFICATE

         I, [identify the certifying individual], certify that:

1.       I have  reviewed  this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period  covered by this report on Form 10-K of the trust (the  Exchange Act periodic  reports)  pursuant to the
Servicing  Agreement dated March 30, 2007 (the "Agreement")  among Residential  Funding Company,  LLC (the "Master
Servicer"),  Home Loan Trust  2007-HI1  (the  "Issuer")  and LaSalle Bank  National  Association  (the  "Indenture
Trustee") and acknowledged and agreed to by Residential Funding Mortgage Securities II, Inc.

2.       Based on my  knowledge,  Exchange  Act  periodic  reports,  taken as a whole,  do not  contain  any untrue statement of a material fact or omit to state a material fact  necessary to make the  statements  made, in light of the  circumstances  under which such  statements  were made, not  misleading  with respect to the period covered by this report;

3.       Based on my knowledge,  all of the distribution,  servicing and other information  required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4.       I am responsible  for reviewing the activities  performed by the Master Servicer and based on my knowledge and the compliance review conducted in preparing the servicer  compliance  statement  required in this report under
Item 1123 of Regulation AB and except as disclosed in the Exchange Act periodic  reports,  the Master  Servicer has fulfilled its obligations under the Agreement; and

         5.       All of the  reports  on  assessment  of  compliance  with  servicing  criteria  for  asset-backed securities  and their  related  attestation  reports on  assessment  of  compliance  with  servicing  criteria  for asset-backed  securities  required to be included in this report in accordance  with Item 1122 of Regulation AB and
Exchange  Act Rules  13a-18 and  15d-18  have been  included  as an exhibit  to this  report,  except as  otherwise disclosed in this report.  Any material  instances of  noncompliance  described in such reports have been disclosed in this report on Form 10-K.

         In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Indenture Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                     EXHIBIT E

                             [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

         The undersigned, a Responsible Officer of [_________] (the "Indenture Trustee") certifies that:

                           (a)      The Indenture Trustee has performed all of the duties specifically  required to be performed by it pursuant to the provisions of the Servicing  Agreement  dated as of March 30, 2007 (the
         "Agreement")  by and among  Residential  Funding  Company,  LLC,  as  Master  Servicer,  Home  Loan  Trust
         2007-HI1, as Issuer and the Indenture Trustee in accordance with the standards set forth therein.

                           (b)      Based on my knowledge,  the list of Securityholders as shown on the Register as of the end of each calendar year that is provided by the  Indenture  Trustee  pursuant to the Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]

                                                     Name:___________________________
                                                     Title:

                                                     EXHIBIT F

                                               SERVICING CRITERIA

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

  The assessment of compliance to be delivered by the Indenture Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

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                                                                                                        APPLICABLE SERVICING
                                         SERVICING CRITERIA                                                   CRITERIA
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REFERENCE                                                    CRITERIA
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                                                 GENERAL SERVICING CONSIDERATIONS
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1122(d)(1)(i)                  Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
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1122(d)(1)(ii)                 If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
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1122(d)(1)(iii)                Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
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1122(d)(1)(iv)                 A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
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                                                CASH COLLECTION AND ADMINISTRATION
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1122(d)(2)(i)                  Payments on pool assets are deposited into the appropriate custodial   |X| (as to accounts held
                               bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days
                               specified in the transaction agreements.                                     by Trustee)
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1122(d)(2)(ii)                 Disbursements made via wire transfer on behalf of an obligor or to    |X| (as to investors only)
                               an investor are made only by authorized personnel.
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1122(d)(2)(iii)                Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
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1122(d)(2)(iv)                 The related accounts for the transaction, such as cash reserve
                               accounts or accounts established as a form of overcollateralization,   |X| (as to accounts held
                               are separately maintained (e.g., with respect to commingling of              by Trustee)
                               cash) as set forth in the transaction agreements.
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1122(d)(2)(v)                  Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                               For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                               13k-1(b)(1) of the Securities Exchange Act.
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1122(d)(2)(vi)                 Unissued checks are safeguarded so as to prevent unauthorized access.
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1122(d)(2)(vii)                Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
                               mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation;
                               and (D) contain explanations for reconciling items. These
                               reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
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                                                INVESTOR REMITTANCES AND REPORTING
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1122(d)(3)(i)                  Reports to investors, including those to be filed with the
                               Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors'
                               or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
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1122(d)(3)(ii)                 Amounts due to investors are allocated and remitted in accordance                |X|
                               with timeframes, distribution priority and other terms set forth in the transaction agreements.
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1122(d)(3)(iii)                Disbursements made to an investor are posted within two business
                               days to the servicer's investor records, or such other number of                 |X|
                               days specified in the transaction agreements.
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1122(d)(3)(iv)                 Amounts remitted to investors per the investor reports agree with
                               cancelled checks, or other form of payment, or custodial bank                    |X|
                               statements.
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                                                     POOL ASSET ADMINISTRATION
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1122(d)(4)(i)                  Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.
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1122(d)(4)(ii)                 Pool assets and related documents are safeguarded as required by the transaction agreements.
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1122(d)(4)(iii)                Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
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1122(d)(4)(iv)                 Payments on pool assets, including any payoffs, made in accordance with the related pool assets documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                               (e.g., escrow) in accordance with the related pool asset documents.
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1122(d)(4)(v)                  The servicer's records regarding the pool asset agree with the servicer's records with respect to an obligor's unpaid principal balance.
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1122(d)(4)(vi)                 Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
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1122(d)(4)(vii)                Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
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1122(d)(4)(viii)               Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary
                               (e.g., illness or unemployment).
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1122(d)(4)(ix)                 Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
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1122(d)(4)(x)                  Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
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1122(d)(4)(xi)                 Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
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1122(d)(4)(xii)                Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
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1122(d)(4)(xiii)               Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
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1122(d)(4)(xiv)                Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
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1122(d)(4)(xv)                 Any external enhancement or other support, identified in Item
                               1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained              |X|
                               as set forth in the transaction agreements.
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